As filed with the Securities and Exchange Commission on September 29, 2014

1933 Act File no. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No.

CORPORATE CAPITAL TRUST II - T
(Exact Name of Registrant as Specified in Declaration of Trust)

450 S. Orange Avenue
Orlando, Florida 32801
(Address of Principal Executive Offices)

(866) 745-3797
(Registrant’s Telephone Number, including Area Code)

Steven D. Shackelford
President
Kirk A. Montgomery
General Counsel and Secretary
CORPORATE CAPITAL TRUST II - T
CNL Center at City Commons
450 South Orange Avenue
Orlando, Florida 32801
Telephone: (866) 745-3797
(Name and Address of Agent for Service of Process)

Copies To:

Richard Horowitz, Esq.
Kenneth E. Young, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Telephone: (212) 698-3500

APPROXIMATE DATE OF PROPOSED OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

It is proposed that this filing will become effective (check appropriate box)
☒ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, par value $0.001 per share	75,000,000	$9.47	$710,250,000.00	$91,480.20
(1)	Estimated solely for purposes of computing the registration fee pursuant to Rule 457 (o) under the Securities Act of 1933.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED September 29, 2014

CORPORATE CAPITAL TRUST II -T

A Business Development Company

Maximum Offering of 75,000,000 Shares of Common Stock

Corporate Capital Trust II - T (the “Company”) is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”). We also intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or a “RIC,” under the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to achieve our investment objective by investing substantially all of the net proceeds raised from the sale of our common stock into shares of common stock to be purchased from Corporate Capital Trust II (the “Fund”). The Fund is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 and that has the same investment objective and strategies as the Company. The Fund is managed by CNL Fund Advisors Company and KKR Asset Management LLC, both of which are registered investment advisors with the Securities and Exchange Commission, or the SEC.

We are offering on a best efforts, continuous basis up to 75,000,000 shares of common stock at an initial offering price of $9.47 per share. This is our initial public offering and there has been no public market for, or historical valuation of, our shares. We will solicit subscriptions until, but will not sell any shares unless, we raise gross offering proceeds of $2.25 million within one year after the date of this prospectus. This is referred to as our minimum offering requirement. See “Plan of Distribution.” If our net asset value increases above our net proceeds per share as stated in this prospectus, we will sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of up-front selling commissions and dealer manager fees, that is below our net asset value per share. Also, if our net asset value per share declines below 97.5% of the public offering price, net of sales load, then, subject to certain conditions, we may suspend selling shares until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. Accordingly, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of shares, which may result in subscribers receiving fractional shares rather than full share amounts.

We intend to file post-effective amendments to our registration statement that will allow us to continue this offering for at least two years. We reserve the right to change our investment and operating policies without shareholder approval, except to the extent such approval is required by the 1940 Act.

•	An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
•	You will not have access to the money you invest for an indefinite period of time.
•	You will not be able to sell your shares regardless of how we perform.
•	Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn.
•	We do not intend to list our shares on any securities exchange during or for a significant time after the offering period, and we do not expect a secondary market in the shares to develop.
•	Our board of trustees may implement a share repurchase program, but only a limited number of shares will be eligible for repurchase. In addition, any such repurchases will be at a price less than the current offering price in effect on the date that we initiate each quarterly repurchase offer.
•	Distributions may be funded, directly or indirectly, from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available for investment. Any capital returned to you through distributions will be distributed after payment of fees and expenses of the Company.
•	Distributions may also be funded in significant part, directly or indirectly, from (i) the waiver of certain investment advisory fees and/or (ii) the deferral of certain investment advisory fees and/or (iii) the reimbursement of certain operating expenses, that will be subject to repayment to our affiliates. Significant portions of these distributions may not be based on investment performance and such waivers and reimbursements by our affiliates may not continue in the future. If our affiliates do not agree to reimburse certain of our operating expenses or waive certain of its advisory fees, then significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to our affiliates will reduce the future distributions to which you would otherwise be entitled.

We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 17 to read about the risks you should consider before buying shares of our common stock.

Shares of our common stock are highly illiquid and appropriate only as a long-term investment. An investment in our common stock should be considered only by investors who can assess and bear the high degree of illiquidity and other substantial risks associated with such an investment. See “Suitability Standards” and “Risk Factors.” Depending upon the terms and pricing of any additional offerings and the value of our investments, you may experience dilution in the book value and fair value of your shares. See “Risk Factors – Risks related to an investment in our common stock – A shareholder’s interest in us will be diluted if we issue additional shares” on page 35 for more information.

	Per Share (1)	Maximum Offering Amount (1)
Initial Public Offering Price	$9.47	$710,250,000
Sales load (2)	$0.47	$35,250,000
Net proceeds to us (before expenses) (3)	$9.00	$675,000,000

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We will also file with the SEC annual, quarterly, and current reports, proxy statements, and other information regarding us. You may obtain a copy of any of these filings free of charge, make shareholder inquiries or request other information about us, by contacting us by mail at Shareholder Services, Corporate Capital Trust II - T, 450 S. Orange Ave., Orlando, FL 32801, or by telephone at 866-650-0650. These documents are also available without charge at our website at www.corporatecapitaltrustII.com. The SEC maintains a web site ( www.sec.gov) that contains information regarding us.

(1)	Assumes all shares are sold at the initial offering price per share, which is subject to adjustment based upon, among other things, our net asset value per share.
(2)	The sales load includes 2% of the price per share for up-front sales commissions and 3% of the price per share for dealer manager fees, neither of which will be paid by you for shares issued pursuant to our distribution reinvestment plan. The “dealer manager fee” refers to the portion of the sales load available to the Managing Dealer and participating broker-dealers for assistance in selling and marketing our shares.
(3)	In addition to the sales load, we estimate that we will incur in connection with this offering approximately $100,000 of expenses if the minimum number of shares of common stock is sold, and approximately $7,100,000 of expenses if the maximum number of shares of common stock is sold at $9.47 per share.

Because you will pay an offering price that includes a sales load of 5% and offering expenses of up to 1% of gross sales proceeds, when you invest $100 in our shares and pay the full sales load, at least $94 of your investment will actually be available to us for investment purposes. As a result, based on the initial offering price of $9.47 per share, you would have to realize an overall total return on your investment of 6.4% in order to recover your initial investment, including the sales load and expected offering expenses. See “Use of Proceeds” on page 62.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

[   ], 2015

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide prospectus supplements or may amend this prospectus to add, update or change information contained in this prospectus.

Shares will be offered at an initial offering price of $9.47 per share. We will seek to avoid interruptions in the continuous offering of our common shares; we may, however, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such registration statement amendment.

In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our board of trustees determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. Additionally, our board of trustees may change the offering price at any time such that the public offering price, net of sales load, is equal to or greater than net asset value per share when we sell shares of common stock.

We will supplement the prospectus in the event that we need to change the public offering price to comply with this pricing policy and we will also post the updated information on our website at www.corporatecapitaltrustII.com.

You should rely only on the information contained in this prospectus. Our Managing Dealer is CNL Securities Corp., which we refer to in this prospectus as our Managing Dealer. Neither we nor our Managing Dealer has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus. Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus, all prospectus supplements and the related registration statement exhibits, together with additional information described below under “Additional Information.”

We maintain a website at www.corporatecapitaltrustII.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

MASTER/FEEDER STRUCTURE

We will serve as a feeder fund in a master/feeder structure in that we will invest substantially all of the net equity capital raised from the sale of our common stock in the Fund, a separate externally managed, non-diversified closed-end management investment company with the same investment objective and strategies as our investment objective and strategies. In addition to the Company, other feeder funds that will invest substantially all of their capital in the common stock of the Fund may exist or be created over time. We have a board of trustees that has overall responsibility for overseeing our management and operations. The same trustees also serve on the Fund’s board of trustees where they have the overall responsibility for overseeing the Fund’s management and operations.

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SUITABILITY STANDARDS

Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or
•	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Those selling shares on our behalf and participating broker-dealers and registered investment advisers recommending the purchase of shares are required to make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in the shares is suitable and appropriate for each investor. In making this determination, the participating broker-dealer, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;
•	can reasonably benefit from an investment in our common stock based on the investor’s overall investment objectives and portfolio structure;
•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and
•	has an apparent understanding of the following:
o	the fundamental risks of the investment;
o	the lack of liquidity of the shares;
o	the restrictions on transferability of the shares;
o	the background and qualification of our Advisors; and
o	the tax consequences of the investment.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, then (i) a participating broker-dealer may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read carefully the entire prospectus, including the section entitled “Risk Factors,” before making a decision to invest in our common stock. Unless otherwise noted, the terms “we,” “us,” “our,” and “Company” refer to Corporate Capital Trust II – T. We refer to Corporate Capital Trust II as the “Fund.” We refer to CNL Financial Group, LLC as “CNL Financial Group” and to CNL Fund Advisors Company as “CNL.” We refer to KKR & Co. L.P. as “KKR & Co.” and to KKR Asset Management LLC as “KKR.” CNL and KKR serve as investment advisors to the Fund and are collectively referred to as the “Advisors.” Since the Company is a feeder fund in a master/feeder structure, all references to “our” investment advisors mean the Advisors and, except where specifically identified or context suggests otherwise, references to investment objectives, strategies, investment processes, and potential investments shall refer to investment objectives, strategies, investment processes and potential investments of the Fund.

Our Company

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Formed as a Delaware statutory trust on August 12, 2014, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or a RIC, under the Code. We intend to invest substantially all of our capital in the Fund, a separate closed-end management investment company that also has elected to be treated as a business development company under the 1940 Act. The Fund is externally managed by CNL and KKR, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring the Fund’s portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We have the same investment objective and strategies as the Fund. We intend to meet our investment objective by investing substantially all of the net offering proceeds raised from the sale of our common stock in the Fund. Our investment results will correspond directly to the investment results of the Fund. We expect that a small amount of our capital may be used to meet the Company’s ongoing expenses and will not be available for investment in the Fund. Additionally, we expect that a portion of the distributions we receive from the Fund will be used to pay for the Company’s ongoing expenses. In addition to receiving investment capital from the Company, the Fund may also receive investment capital from other investors, including other closed-end management investment companies that have an investment strategy of investing substantially all of their capital in the Fund.

We will be investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be directly originated as primary market negotiated transactions or purchased on the secondary market, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. We may invest in various types of derivatives, including swaps, futures contracts and options. We may also invest in structured products, which may include collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes and credit-linked notes. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide variable returns in rising interest rate and inflationary environments. A portion of our portfolio may consist of investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities.

We will seek to build on the strong investment expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. The Fund intends to be disciplined in selecting investments and focus on opportunities that are perceived to offer favorable risk/reward characteristics and relative value. We believe the market for lending is currently characterized by significant demand for capital and that we will therefore have considerable opportunities as a provider of capital to achieve attractive pricing and terms on its investments. We are raising capital with the goal of serving our target market and capitalizing on what we believe is a compelling and sustained market opportunity. See “Company Profile” beginning on page 39.

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Use of Proceeds

We anticipate that we will invest our net proceeds (net of sales load and offering expenses) from each weekly subscription closing in the Fund generally within one day following the Company’s receipt of such proceeds. The Fund expects that following receipt of capital from the sale of its common shares to the Company, it will invest such capital generally within 30-90 days, in accordance with our investment objective and strategies and consistent with market conditions and the availability of suitable investments. See “Use of Proceeds” beginning on page 62.

Distribution Policy

Subject to our board of trustees’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions to our shareholders on either a weekly, semi-monthly or monthly basis and pay such distributions on a monthly or quarterly basis. Because we intend to maintain our qualification as a RIC, we intend to distribute at least 90% of our annual investment company taxable income to our shareholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. Each year, as required by the Code, a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution will be mailed to our shareholders subject to IRS tax reporting. See “Distributions” on page 63.

Our distributions to our shareholders are expected to be paid using distributions received from the Fund, net of our operating expenses. Our distributions are expected to consist of all or a portion of the Fund’s “Available Operating Funds,” which are defined as the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains). Fund distributions to us may be funded from equity capital or borrowings. Distributions from the Fund’s equity capital or borrowings could also reduce the amount of capital the Fund ultimately invests in portfolio companies. Distributions in our initial year of investment operations may not be based on the Fund’s investment performance, but may be supported by our Advisors in the form of operating expense support payments and the deferral or waiver of investment advisory fees. The Fund may be obligated to repay our Advisors over several years, and these repayments, if any, will reduce the future distributions that you would otherwise be entitled to receive from us. You should understand that such distributions are not based on the investment performance of the Fund. There can be no assurance that the Fund will achieve the performance necessary to sustain distributions to us and ultimately distributed to you, or that we or the Fund will be able to pay distributions at a specific rate, or at all. Our Advisors have no obligation to reduce their advisory fees or otherwise reimburse expenses in future periods.

Our Advisors

Our investment advisers are CNL, which is responsible for the overall management of our activities, and KKR, which is responsible for the day-to-day management of the Fund’s investment portfolio. CNL provides its investment advisory services under an investment advisory agreement with the Fund, or the Investment Advisory Agreement, as amended, and its administrative services under separate administrative services agreements with us and the Fund or collectively, the Administrative Services Agreements. KKR provides its services under a sub-advisory agreement with CNL and the Fund, or the Sub-Advisory Agreement. See “Advisory Agreements and Fees” beginning on page 57.

Our investment process is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. To facilitate communication and coordination, our Advisors will hold regular meetings to plan and discuss our investment strategy, potential investment opportunities, current market developments and investment goals. We believe their joint involvement in our business will provide us with substantial market insight and valuable access to investment opportunities.

About CNL

CNL is a wholly owned subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. CNL serves as the investment advisor to another established business development company, Corporate Capital Trust, Inc. (“CCT”) with gross assets of $2.4 billion as of June 30, 2014. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $29 Billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy and has invested through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs have fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure, recreation, financial services and insurance industries.

CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and seeks to focus on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL Financial Group has developed a broad network of business relationships, which we will have access to and from which we will benefit. CNL Financial Group strives to create

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enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group, was founded by and is currently indirectly owned and controlled by James M. Seneff, Jr.

About KKR

KKR is a subsidiary of KKR & Co. L.P. (“KKR & Co.”), a leading global investment firm with $97.9 billion in assets under management as of June 30, 2014 and a 38-year history of leadership, innovation and investment excellence. Founded in 1976, KKR & Co. is a global firm with 21 offices and over 1,000 employees, including approximately 300 investment professionals as of June 30, 2014. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies, and its executives are incentivized to think of KKR & Co. as “one firm” and to promote the success of all of its endeavors. Since its inception, KKR & Co. has completed more than 300 private equity transactions with a total transaction value of over $500.0 billion. As of June 30, 2014, KKR had $27.7 billion of assets under management in credit investments.

KKR & Co. operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and procedures. Because it believes that deep industry knowledge is integral to sourcing deals, working with portfolio companies and creating value for investors, its investment professionals are organized in industry-specific teams that focus on nine core industries which require specialized knowledge and experience. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe this industry approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space.

See “Company Profile – Our Advisors” beginning on page 39.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” beginning on page 17 before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following:

•	We are a new company and are subject to all of the business risks and uncertainties associated with any business without an operating history, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially. In addition, the Fund has not identified specific investments that it will make with the proceeds of this offering. As a result, this may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing shares of our common stock.
•	You should not expect to be able to sell your shares regardless of how we perform.
•	If you are able to sell your shares of common stock, you will likely receive less than your purchase price and the current net asset value per share. Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn.
•	We do not intend to list our common stock on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.
•	We intend to implement a share repurchase program, and we intend to limit the number of shares of common stock that are eligible for repurchase by us. Since our assets will primarily consist of shares of the Fund, we will likely be required to liquidate a portion of Fund shares in order to repurchase shares. Consequentially, although we expect the Fund to conduct repurchase offers with respect to Fund shares in parallel with our share repurchase program, it is not obligated to do so and may limit our ability to conduct a meaningful share repurchase program if the Fund does not simultaneously conducts a repurchase offer for its shares. In addition, any such repurchases will be at a price less than the current offering price in effect on the date that we initiate each quarterly repurchase offer.
•	You should consider that you may not have access to the money you invest for an indefinite period of time.
•	An investment in our shares of common stock is not suitable for you if you need access to the money you invest. See “Share Repurchase Program,” “Suitability Standards” and “Liquidity Strategy.”

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•	Our distributions in our initial year of investment operations may not be based on the Fund’s investment performance, but may be supported by our Advisors in the form of operating expense support payments. The Fund may be obligated to repay our Advisors over several years and these repayments will reduce the future distributions that you should otherwise receive from your investment.
•	Portfolio companies may request the Fund’s assistance in the management of their affairs, however the Fund may not have director or shareholder controls over the business affairs of the companies to which the Fund loans capital. In addition, Fund investments in portfolio companies will be structured to be held until maturity and may not provide the Fund with favorable terms for short term liquidity of the capital that the Fund invests in them.
•	We have not established any limit on the extent to which we may use offering proceeds to fund distributions to shareholders, which may reduce the amount of capital we ultimately invest in assets, and there can be no assurances that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, particularly during the period before we have substantially invested our net offering proceeds, which may result in commensurate reductions in net asset value per share.
•	This is a “best efforts” offering and, if we are unable to raise substantial funds, the Fund will be more limited in the number and type of investments it may make. As a result, the Fund’s ability to diversify could be constrained.
•	The Fund’s investments may include original issue discount instruments and payment-in-kind interest (“PIK”). To the extent original issue discount and PIK constitutes a portion of the Fund’s income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of the cash representing such income. We would generally be required to distribute any such original issue discount and PIK to satisfy the distribution requirement applicable to RICs.
•	Our Managing Dealer, CNL Securities Corp., is an affiliate of CNL. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review.

Market Opportunity

We intend to meet our investment objective by investing substantially all of the net proceeds raised from the sale of our common stock in the Fund. We have the same investment objective as the Fund. We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We believe that the size of the market and these companies’ demand for flexible sources of capital have the potential to create an attractive investment environment for a number of reasons, including the following:

•	Current Market Environment. Over the past few years, large corporate issuers have benefited from an increasingly favorable capital market environment. Despite the relative ease with which large-scale corporations may have access to low-cost capital, there remains a substantial number of companies that, for a variety of reasons, are unable to access the syndicated debt markets on attractive financing terms. In the United States, we have often found such reasons to include size of issuer, complicated industry dynamics, regulatory overhang, as well as unique or complex capital structures. Upon obtaining exemptive relief from the SEC allowing the Fund to coinvest with certain affiliates of our Advisors, we will be able to underwrite and invest in private credit and our investment focus in private originated transactions to middle market companies, thereby offering shareholders an illiquidity premium, and therefore a better risk-adjusted return.

Moreover, we believe that the health of middle market American companies remains good and we believe there is further room for companies in this space to increase cash flow organically and through mergers and acquisitions. We believe focus on the fundamentals, including rigorous due diligence, robust credit underwriting and direct structuring of investments best positions the portfolio to protect principal and generate attractive risk-adjusted returns.

•	Significant Private Equity Capital Available for New Transactions. In addition to general refinancing opportunities that rely heavily on debt financing, we believe there is a large pool of committed but uninvested capital, both in the United States and globally, available for use in new private equity investments. Industry sources suggest that as of August 2014, there was more than $450 billion of private equity capital available for private equity investments in the United States alone. We expect that as a result of their investable capital, private equity firms will be active investors in U.S. medium- and large-sized companies over the next few years and will require significant amounts of debt to finance their transactions including mergers, acquisitions, and carve outs.
•	Greater Demand for Non-Traditional Sources of Debt Financing. We believe that the financial crisis of 2008 inspired a certain skepticism on the part of small and middle-market companies towards institutional banks. Facing balance sheet strain as a result of the financial crisis, we believe that these institutions have also become less focused

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on building a constructive, long-term relationship with smaller borrowers. Consequently, we believe there is an increasing trend for companies to seek financing from alternative capital providers, such as the Fund, that are able to develop trusted relationships with borrowers and offer a higher degree of certainty.

•	Business Environment. As new banking regulations, such as those implementing the 2010 Basel Committee on Banking Supervision’s Third Accord (or, Basel III) and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (or, the Dodd-Frank Act), require financial institutions to meet increased capital requirements, we believe it will become difficult and inefficient for these institutions to meet the financing needs of growing medium- to large-sized companies and we believe these regulations will broaden investment opportunities for non-bank investors and investment entities like the Fund.

See “Company Profile – Market Opportunity” beginning on page 42.

Our Competitive Advantages

As a business development company with a particular focus on lending activities, we may experience competition from other business development companies, commercial banks, specialty finance companies, open-end and closed-end investment companies, opportunity funds, private equity funds and institutional investors, many of which generally have had greater financial resources than the Fund does for the purposes of lending to U.S. businesses within our stated investment focus. These competitors may also have a lower cost of capital, may be subject to less regulatory oversight, and may have lower overall operating costs. The level of competition impacts both our ability to raise capital, find suitable corporate borrowers that meet our investment criteria and acquire and originate loans to these corporate borrowers.

We believe that we have the following potential competitive advantages over other capital providers that operate in the markets we target and allow us to take advantage of the market opportunity we have identified:

•	Proprietary Sourcing and Deal Origination. Our Advisors, through their deep industry relationships and investment teams that actively source new investments, provide immediate access to an established source of proprietary deal flow. CNL and KKR have built leading franchises and deep relationships with major companies, financial institutions and other investment and advisory institutions for sourcing new investments. KKR’s investment professionals are also organized into industry groups that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe that our Advisors’ broad networks and the internal deal generation strategies of their investment teams will create favorable opportunities to deploy capital across a broad range of originated transactions and into opportunities in the secondary market as a result of specific situations or volatility in market technicals that have attractive investment characteristics.
•	Focusing on Preserving Capital and Minimizing Losses. We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Toward that end, our investment process is designed to: (i) utilize our Advisors’ proprietary knowledge and deep industry relationships to identify attractive prospective portfolio companies, (ii) conduct rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments in such portfolio companies, (iii) stress test prospective investments to assess the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) structure investments and design covenants and other rights that anticipate and mitigate issues identified through this process.
•	Experienced Management and Investment Expertise. Our Advisors and their affiliates have more than 35 years of investment experience that spans a broad range of economic, market and financial conditions. By accessing their combined resources, skills and experience, we believe we will benefit from CNL’s contrarian investment philosophy of focusing on underserved, undercapitalized markets and KKR’s rigorous investment approach, industry expertise and experience investing throughout a company’s capital structure. Further, we benefit from our Advisors’ experience advising CCT which has increased their visibility and relationship network to middle-market companies.
•	Disciplined Credit Analysis and Portfolio Monitoring. Our Advisors provide immediate access to an established platform for evaluating investments, managing risk and focusing on opportunities that generate superior returns with appropriate levels of risk. Through KKR & Co., we will benefit from an investment infrastructure that currently employs more than 300 investment professionals, including approximately 80 credit-focused investment professionals that currently track over 600 corporate credits as of June 30, 2014. This platform should allow for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.
•	Versatile Transaction Structuring and Flexible Capital. Our Advisors have experience and expertise in evaluating and structuring investments at all levels of a company’s capital structure and with varying features, providing numerous tools to manage risk while preserving opportunities for income, capital preservation and, to a lesser

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extent, long-term capital appreciation. We will seek to capitalize on this expertise to produce an investment portfolio that performs in a broad range of economic conditions while meeting the unique needs of a broad range of borrowers. Although we are subject to regulation as a business development company, we will not be subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we believe that we can be more flexible in selecting and structuring investments and adjusting investment criteria. We believe borrowers view this flexibility as a benefit, making the Fund an attractive financing partner.

•	Long-Term Investment Horizon. We believe that our flexibility, as a closed-end fund to make investments with a long-term perspective provides us with the opportunity to generate favorable returns on invested capital and expands the types of investments that we may consider. The long-term nature of our capital will help it avoid disposing of assets at unfavorable prices and we believe will make the Fund a better partner for portfolio companies.
•	Allocation Policy. On May 21, 2013, the SEC issued an order granting CCT exemptive relief that expanded CCT’s ability to co-invest with certain of the affiliates of CCT’s advisors in privately negotiated transactions. Subject to the conditions specified in the exemptive order, CCT is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. CCT and the Fund plan to file an amendment with the SEC to request expansion of the exemptive relief granted to CCT to include the Fund so that the Fund will also have the ability to co-invest with certain of the affiliates of our Advisors, including CCT, in privately negotiated transaction, including certain investments originated and directly negotiated by KKR. Prior to the Fund being added to CCT’s exemptive order, the Fund will generally not be permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions. Upon being added to CCT’s exemptive order, the Fund will adopt KKR’s allocation policy, which policy is designed to fairly and equitably distribute investment opportunities among funds or pools of capital managed by KKR. The KKR co-investment allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time.

See “Company Profile – Our Potential Competitive Advantages” beginning on page 43.

The Fund’s Investment Strategy

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring its portfolio. When evaluating an investment, we will use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe our flexible approach to investing will allow us to take advantage of opportunities that offer favorable risk/reward characteristics.

While the Fund intends to consider each investment opportunity independently, the Fund generally focuses on portfolio companies that share the following characteristics:

•	Size. The Fund will seek to provide capital to medium- and large-sized private companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the size of a company in which the Fund may invest, the Fund expects to focus on companies with EBITDAs (earnings before interest, taxes, depreciation and amortization) greater than $25 million.
•	Capital Structure. The Fund anticipates that its portfolio will consist primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. The Fund will seek to invest in portfolio companies that generate free cash flow at the time of investment and benefit from material investments from well-known equity investors.
•	Management Team. The Fund intends to prioritize investing in portfolio companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. The Fund expects to favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.
•	Stage of Business Life Cycle. The Fund intends to seek mature, privately owned businesses that have long track records of stable, positive cash flow. The Fund does not intend to invest in start-up companies or companies with speculative business plans.

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•	Industry Focus. While the Fund will consider opportunities within all industries, The Fund expects to prioritize industries having, in the Fund’s view, favorable characteristics from a lending perspective. For example, the Fund will seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. The Fund expects to give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.
•	Geography. As a business development company under the 1940 Act, the Fund will focus on and invest at least 70% of our total assets in U.S. companies. To the extent the Fund invests in foreign companies, the Fund intends to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights.
•	Liquidity. The Fund intends to focus on originated debt investments sourced through the networks of our Advisors. We define originated debt investments as any negotiated investment where the Fund, through our Advisors’ direct efforts, provide funds directly to a portfolio company. While these investments will generally be less liquid than investments purchased on the secondary market, we believe that the illiquidity premium associated with these investments may offer an attractive risk adjusted return. In addition, based upon the then current market opportunity, the Fund may acquire debt investments through secondary market transactions which will generally have increased liquidity characteristics as compared to originated transactions.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, the Fund will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which the Fund invests. There is no limit on the maturity or duration of any investment in the Fund’s portfolio. We anticipate that substantially all of the investments held in the Fund’s portfolio will have either a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or will not be rated by any rating agency. Investment sizes will vary as the Fund’s capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by the board of trustees.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, the Fund’s investment activities will be subject to certain regulatory restrictions that will shape the Fund’s portfolio construction. These restrictions include requirements that the Fund invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code. For a description of certain valuation risks associated with the Fund’s investments in privately owned companies, see “Risk Factors – A significant portion of the Fund’s investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by the Fund’s board of trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments” on page 19.

In addition, the Fund generally will not be permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions, absent an exemptive order from the SEC. On May 21, 2013, the SEC issued an order granting CCT exemptive relief that expands CCT’s ability to co-invest with certain of the affiliates of CCT’s advisors in privately negotiated transactions. Subject to the conditions specified in the exemptive order, CCT is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. CCT and the Fund plan to file an amendment with the SEC to request expansion of the exemptive relief granted to CCT to include the Fund so that the Fund will also have the ability to co-invest with certain of the affiliates of our Advisors, including CCT, in privately negotiated transactions, including certain investments originated and directly negotiated by KKR.

Advisors Fees

The Fund will pay CNL a fee for its services under the Investment Advisory Agreement. The fee will consist of two components: a management fee and an incentive fee. The management fee will be calculated at an annual rate of 2% of the Fund’s average gross assets and will be payable monthly in arrears. The incentive fee will comprise the following two parts:

•	An incentive fee on net investment income, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears and will be based upon the Fund’s pre-incentive fee net investment income for the calendar quarter. Pre-incentive fee net investment income includes any equivalent net investment income associated with derivatives and swaps. The quarterly incentive fee on net investment income will be (a) 97% of the pre-incentive fee net investment income between 1.75% and 2.1875% of average adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 2.1875% of average adjusted capital. Adjusted capital is defined as (a) cumulative proceeds generated from sales of the Fund’s common stock and (b) reduced for (i) distributions paid to Fund’s shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the Fund’s share repurchase program. Average adjusted capital is computed on the daily

7

adjusted capital for the actual number of days in the quarter. The quarterly preference return of 1.75% and upper level breakpoint of 2.1875% are also adjusted for the actual number of days in each calendar quarter.

•	An incentive fee on capital gains will be calculated and payable in arrears as of the end of each calendar year. It will be equal to 20% of the Fund’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. generally accepted accounting principles (GAAP). For purposes of computing the incentive fee on capital gains the calculation methodology will (a) disregard any net investment income associated with derivatives or swaps (which represents the difference between (i) the interest, dividends and fees received on derivatives or swaps, and (ii) the finance charges paid to the derivative or swap counterparty on the notional value of swaps), and (b) will only consider the net realized gains or losses from underlying reference assets on the termination or maturity of derivative or swap for the purpose of computing earned incentive fees on capital gains that may be payable annually to our Advisors.

The incentive fee may induce our Advisors to make investments on our behalf that are more risky or more speculative than would otherwise be the case. Similarly, because the management fee will be calculated based on our average gross assets (including any borrowings by the Fund for investment purposes), our Advisors may be encouraged to use leverage to make additional investments. See “Risk Factors – Risks related to our Advisors and their respective affiliates – The incentive fee may induce our Advisors to make speculative investments” on page 23 and “Advisory Agreements and Fees” beginning on page 57.

The Sub-Advisory Agreement between CNL and KKR will provide that KKR will receive 50% of all fees payable to CNL under the Investment Advisory Agreement.

The Company will not incur separate advisory fees, but the Company and its shareholders will be indirectly subject to the Fund’s advisory fees.

Master/Feeder Structure

We will serve as a feeder fund in a master/feeder structure in that we will invest substantially all of our net offering proceeds from the sale of common stock in the common stock of Corporate Capital Trust II (as defined above as the “Fund”), a separate externally managed, non-diversified closed-end management investment company with the same investment objective and strategies as our investment objective and strategies. In addition to the Company, other feeder funds that will invest substantially all of their capital in the common stock of the Fund may exist or be created over time. We have a board of trustees that has overall responsibility for overseeing our management and operations. The same trustees also serve on the Fund’s board of trustees where they have the overall responsibility for overseeing the Fund’s management and operations.

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that investors will likely have limited ability to sell their shares. As a result, we have established suitability standards which require investors to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include your home, home furnishings or personal automobiles. In addition, our Managing Dealer will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Advisors and (e) the tax consequences of the investment. See “Suitability Standards” beginning on page iii for further details and additional suitability requirements that may apply to residents of specific states or clients of participating broker-dealers.

Plan of Distribution

We are offering on a best efforts, continuous basis shares of common stock at an initial offering price of $[ ] per share. If or when our net asset value per share increases above our net proceeds per share as stated in this prospectus, our board of trustees will increase our public offering price to ensure that shares are sold at a net price, after deduction of up-front selling commissions and dealer manager fees, that is not below our net asset value per share. See “Plan of Distribution” beginning on page 79.

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Our Managing Dealer is CNL Securities Corp., which is an affiliate of CNL and a member of the Financial Industry Regulatory Authority, or FINRA, and the Securities Investor Protection Corporation, or SIPC. Our Managing Dealer is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock (or $4,000 for qualified plans). We, our Managing Dealer, and participating broker-dealers will solicit subscriptions but will not sell any shares unless our minimum offering requirement is met. Our minimum offering amount will be met when we raise gross offering proceeds of $[2.25] million within one year after the date of this prospectus.

We will schedule weekly closings on subscriptions received and accepted by us. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any fees and expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription until at least five business days after the date you receive this prospectus.

Annual Distribution and Shareholder Servicing Fee

Our shares are subject to an annual distribution and shareholder servicing fee of 1.0% of the Company’s net asset value, or NAV in order to compensate the Dealer Manager and participating broker-dealers for the marketing, sale and distribution of our shares and/or for providing shareholder servicing. The Managing Dealer may reallow to participating broker-dealers all or a portion of the annual distribution and shareholder servicing fees attributable to such participating broker-dealer offering of shares. The annual distribution and shareholder servicing fees will accrue daily and be paid quarterly from distributions based on the published NAV for the previous quarter.

FINRA Rule 2310 provides that the maximum compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds from a distribution reinvestment plan. Payments made in connection with the annual distribution and shareholder servicing fees will be considered underwriting compensation for purposes of Rule 2310. As a result, we will not pay the distribution and shareholder servicing fee if the aggregate underwriting compensation paid from any source equals 10% of the gross offering proceeds. Further, we will cease paying the annual distribution and shareholder servicing fee in the event of a liquidity event.

Shareholder Liquidity Strategy

The board of trustees of both the Company and the Fund must contemplate a liquidity event for our shareholders on or before five years after the completion of our offering. A liquidity event could include: (i) a listing of the Fund’s shares on a national securities exchange followed by a distribution of Fund shares held by the Company to our shareholders; (ii) a merger or another transaction approved by our board of trustees in which our shareholders will receive cash or shares of a listed company, or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Although the Fund may be continuously offered and have an infinite life, a liquidity event by the Company may still be completed. We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of trustees will consider in determining whether to pursue a liquidity event in the future. If a liquidity event is not completed, shareholders may be required to hold their shares for an indefinite period of time. Prior to a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased as described below.

See “Company Profile – Shareholder Liquidity Strategy” beginning on page 49.

Our Distribution Reinvestment Plan

We have adopted a distribution reinvestment plan that will allow our shareholders to have the full amount of their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan” on page 83.

Share Repurchase Program

Beginning no later than four full calendar quarters from the date that we satisfy the minimum offering requirement, and at the discretion of our board of trustees, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. At the discretion of our board of trustees, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with cash on hand and cash proceeds from the sale the Fund’s common stock owned by the Company. Our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares. See “Share Repurchase Program” beginning on page 84.

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Reports to Shareholders

Within 45 days after the end of each fiscal quarter, we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K. We intend to provide a copy of our annual report on Form 10-K to (i) all shareholders of record as of the end of each fiscal year shortly after filing it with the SEC or (ii) all shareholders of record in preparation for our annual shareholders meeting. These reports, including any prospectus supplements, current reports on Form 8-K and any amendments to these listed reports are made available free of charge on our website at www.corporatecapitaltrustII.com and on the SEC’s website at www.sec.gov.

See “Additional Information – Reports to Shareholders” beginning on page 86.

Taxation

We (and the Fund) intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally (and the Fund) will not have to pay corporate-level federal income taxes on ordinary income or capital gains we (and the Fund) distribute to our shareholders from our tax earnings and profits. To obtain and maintain RIC qualification, we (and the Fund) must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our investment company taxable income (ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses), if any. We will monitor our transactions to endeavor to prevent our disqualification as a RIC. See “Tax Matters” beginning on page 88.

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses.

Shareholder transaction expenses (as a percentage of offering price)
Sales load (1)	5.00%
Offering expenses (2)	1.00%
Distribution reinvestment plan fees (3)	—%
Total shareholder transaction expenses	6.00%

Annual expenses (as a percentage of net assets attributable to shares of common stock) (4)
Base management fee (5)	3.00%
Incentive fees (6)	0.00%
Interest payments on borrowed funds (7)	1.50%
Acquired fund fees and expenses (8)	0.00%
Other expenses (9)	[—] %
Total annual expenses	[—] %

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common stock. In calculating the following expense amounts, we have assumed that: (1) we have indebtedness, equal to 50% of our average net assets, (2) that our annual operating expenses remain at the levels set forth in the table above, (3) that the annual return on investments before fees and expenses is 5%, (4) that the net return after payment of fees and expenses is distributed to shareholders and reinvested at net asset value, and (5) that subscribers to our shares will pay an up-front selling commission of 2%, a dealer manager fee of 3% and an annual distribution and shareholder servicing fee of 1% with respect to common stock sold by us in this offering.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income:	$	[ ]	$	[ ]	$	[ ]	$	[ ]
You would pay the following incremental incentive fees on a $1,000 investment, assuming 5% annual return solely from realized capital gains:	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Total expenses assuming a 5% annual return solely from realized capital gains:	$	[ ]	$	[ ]	$	[ ]	$	[ ]

While the example assumes a 5% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5%. This example should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a subordinated incentive fee on income of a material amount, both our distributions to our common shareholders and our expenses would be higher. If the 5% annual return is generated entirely from annual, realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would be incurred, as shown above. See “Advisory Agreements and Fees” for information concerning incentive fees. If we achieve sufficient returns on our investments to trigger a subordinated incentive fee on income of a material amount, our expenses would likely be higher.

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(1)	As shares are sold, you will pay a maximum upfront sales load of 5% for combined selling commissions and marketing support fees to our Managing Dealer in accordance with the terms of the managing dealer agreement, which we refer to in this prospectus as the Managing Dealer Agreement. Our Managing Dealer will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. In connection with the sale of shares by participating broker-dealers, our Managing Dealer will reallow and pay participating broker-dealers up to: (a) 2% of the gross proceeds from their allocated sales and (b) 3% for dealer manager fees. See “Plan of Distribution” for a description of the circumstances under which a selling commission and/or marketing support fee may be reduced or eliminated in connection with certain purchases. Selling commissions and marketing support fees will not be paid in connection with the purchase of shares pursuant to the distribution reinvestment plan.
(2)	The offering expense reimbursement rate of 1.0% is based on current estimates of (i) offering expenses of $7.1 million to be incurred and reimbursed by us in connection with this offering, (ii) 75 million shares sold pursuant to this offering and (iii) a public offering price of $9.47 per share over the term of this offering. The offering expenses consist of costs incurred by CNL and KKR and their affiliates on the Company’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Company’s systems and those of its Selected Broker-Dealers, marketing expenses, salaries and direct expenses of CNL’s and KKR’s employees, employees of its affiliates and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Company. Any such reimbursements will not exceed actual expenses incurred by CNL and KKR and their affiliates. In addition, the Company will indirectly bear its pro rata portion of offering costs incurred by the Fund based on its ownership of Fund Shares; however, the Company’s pro rata portion of such costs, combined with organization and offering costs reimbursed by it under the Company’s Administration Agreement, is not expected to exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. It is expected that offering costs at the Fund level will be de minimis because no Fund shares are being offered to the public. While we believe that these estimates are reasonable, the actual offering expense reimbursement ratio may be higher than 1.0%. CNL and KKR are responsible for the payment of our organization and offering expenses to the extent that these expenses exceed [5%] of the aggregate gross proceeds from the offering, without recourse against or reimbursement by us.
(3)	The expenses of the distribution reinvestment plan are included in other expenses in the table above. See “Distribution Reinvestment Plan.”
(4)	Weighted average net assets employed as the denominator for expense ratio computation is $[ ] million. This estimate is based on the assumption that we sell $[ ] million worth of our common stock in the initial 12-month period of the offering following the date we meet the minimum offering requirement. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/depreciation and share repurchase activity, if any.
(5)	The base management fee paid by the Fund to our Advisors is calculated at an annual rate of 2% on the average value of the Fund’s gross assets, and assuming the Fund borrows funds at 50% of net assets. The estimate in the Fees and Expenses table is greater than 2% since it is computed as a percentage of net assets. If we borrow funds in excess of the 50% debt-to-net asset value ratio, then our base management fee in relation to our net assets would be higher than the estimate presented in the fee table.
(6)	The Fund may have capital gains and investment income that could result in the payment of an incentive fee in the first year after completion of this offering. The incentive fees, if any, are divided into two parts:
(i)	a subordinated incentive fee on income, which, at a maximum, for any quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.1875% of its average adjusted capital, will equal 20% of the amount of our pre-incentive fee net investment income; and
(ii)	an incentive fee on capital gains that will equal 20% of the Fund’s capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.
(7)	The Company is not expected to borrow funds, but the Fund may borrow funds to make investments, including before the Company and the Fund have fully invested the proceeds of this continuous offering. To the extent that the Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders through the Company’s ownership of Fund Shares. The figure in the table assumes that the Fund borrows for investment purposes an amount equal to 50% of its weighted average net assets in the initial 12-month period of the offering after the Company meets the minimum offering requirement, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings, on the amount borrowed is 3.0%. The Fund’s ability to incur leverage during the 12 months following the
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commencement of this offering depends, in large part, on whether we meet our minimum offering requirement and the amount of money we are able to raise through the sale of shares registered in this offering.

(8)	From time to time, the Fund may invest in the securities or other investment instruments of public investment companies or BDCs. In addition, under the 1940 Act the Fund may invest in private investment companies in limited circumstances. If the Fund were to make such investments, we would incur fees and our shareholders would pay two levels of fees. As the Fund has not decided to what extent the Fund may make any such investments, any estimate of the amount of such fees would be highly speculative.
(9)	Other expenses include an annual distribution and shareholder servicing fee of 1.0% of the Company’s net asset value, or NAV. The annual distribution and shareholder servicing fees will be paid to the Managing Dealer and will accrue daily and be paid quarterly from distributions received from the Fund. We will cease to pay the distribution and shareholder servicing fee when the aggregate underwriting compensation paid from any source equals 10% of the gross offering proceeds. The Managing Dealer may reallow to participating broker-dealers all or a portion of annual distribution and shareholder servicing fees attributable to such participating broker-dealer offering and sales of shares. Other expenses also include accounting, legal and auditing fees of the Company and the Fund, as well as fees payable to the Trustees. The amount presented in the table estimates the amounts the Company and the Fund expect to pay during the initial 12-month period of the offering following the date we meet our minimum offering requirement, and assuming the Company raises $[ ] million of gross proceeds during such time. See “Discussion of Expected Operating Results – Expenses.”
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CERTAIN QUESTIONS AND ANSWERS

Q:	What are business development companies?
A:	Business development companies are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act of 1933, as amended, or the Securities Act, and the Securities Exchange Act of 1934, as amended, or the Exchange Act. Business development companies typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and may qualify to elect to be taxed as regulated investment companies, or RICs, for federal tax purposes if they so choose.
Q:	What is a RIC?
A:	A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its shareholders as taxable distributions. To qualify as a RIC, a company must meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, a company must distribute to its shareholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.
Q:	What is a “best efforts” securities offering and how long will this securities offering last?
A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock. We intend to file post-effective amendments to this registration statement, which will be subject to SEC review, to allow us to continue this offering for at least two years. Under certain conditions, we may decide to extend this offering beyond two years.
Q:	At what periodic frequency do we intend to accept and close on subscriptions?
A:	We intend to schedule weekly closings on subscriptions received and accepted by us.
Q:	Will I receive a stock certificate?
A:	No. Our board of trustees has authorized the issuance of shares of our capital stock without stock certificates. All shares of our common stock are issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs and transfer agency costs.
Q:	Can I invest through my IRA, SEP or after-tax deferred account?
A:	Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts, or IRAs, simplified employee pension plans, or SEPs, or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

See “Suitability Standards” for more information.

Q:	What kinds of fees will I be paying?
A:	There are two types of fees that investors in the Company will incur. First, there are shareholder transaction expenses that are a one-time up-front fee. They are calculated as a percentage of public offering price. Second, you will bear a pro rata share of the offering expenses of the Company, and the Company will bear its pro rata portion of offering expenses incurred by the Fund. As an externally managed business development company, the Fund also will incur various recurring expenses, including the management fees and incentive fees that are payable under our Investment Advisory Agreement and administrative costs that are payable under our Administrative Services Agreement under which the Company and its shareholders are indirectly subject to such recurring expenses of the
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Fund and the Company will also incur administrative fees and shareholder related expenses of its own, including an annual distribution and shareholder servicing fee.

See “Fees and Expenses” and “Advisory Agreements and Fees” for more information.

Q: How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce: (i) the funds available to the Fund for investments in portfolio companies, (ii) the net income generated by us, (iii) funds available for distribution to our shareholders and (iv) the net asset value of your shares of common stock.

Q: Are there any restrictions on the transfer of shares?

A:	No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable. We do not intend to list our securities on any securities exchange during the offering period, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us.

See “Risk Factors – Risks related to an investment in our common stock.”

Q: Will I be able to sell my shares of common stock in a secondary market?

A:	We do not intend to list our shares on a securities exchange during the offering period and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, shareholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q: Will I otherwise be able to liquidate my investment?

A:	The board of trustees of both the Company and the Fund must contemplate a liquidity event for our shareholders on or before five years after the completion of our offering. A liquidity event could include: (i) a listing of the Fund’s shares on a national securities exchange followed by a distribution of Fund shares held by the Company to our shareholders;; (ii) a merger or other transaction approved by our board of trustees in which our shareholders will receive cash or shares of another publicly traded company; or (iii) a sale of all or substantially all of our assets, either on a complete portfolio basis or individually, followed by a liquidation. However, there can be no assurance that we will complete a liquidity event within such time or at all. To provide limited, interim liquidity to our shareholders, we conduct quarterly tender offers in accordance with the 1940 Act. This will be the only method available to our shareholders to obtain liquidity that we will offer prior to a liquidity event. See “Share Repurchase Program.”

Q: Will the distributions I receive be taxable?

A:	Yes. Although we intend to maintain annually our qualification as a RIC and generally not to pay federal corporate-level taxes, distributions by us generally are taxable to shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a shareholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits, or return of capital, first will reduce a shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such shareholder. See “Tax Matters.”

Q: When will I get my detailed tax information?

A:	Consistent with the Code requirements, we intend to send to each of our U.S. shareholders subject to IRS tax reporting, as promptly as possible after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. shareholder’s taxable income for such year as dividend income and as capital gain dividends, if any.
Q:	Where are the principal executive offices of Corporate Capital Trust II - T?

A: Our principal executive offices are located at 450 S. Orange Ave., Orlando, FL 32801.

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Q: Who can help answer my questions?

A:	If you have more questions about this offering and the suitability of investing, you should contact your registered representative, financial advisor or investment advisory representative. If at any time you wish to receive this prospectus or any amendments to it, you may do so, free of charge, by contacting us through written communication at 450 S. Orange Ave., Orlando, FL 32801 or by telephone at 866-650-0650 or by downloading these materials on our website at www.corporatecapitaltrustII.com.
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RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. Discussed below are the principal risks that our Advisors, the Fund and the Company believe are associated with making an investment in our common stock; the risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and trading price, if any, of our common stock could decline, and you may lose all or part of your investment.

Risks Related to the Business of the Company and the Fund

We have a limited operating history.

We are a relatively new company and are subject to all of the business risks and uncertainties associated with any business with a relatively short operating history, including the risk that we will not achieve or sustain our investment objective and that the value of our common stock could decline substantially.

The Fund has not identified any specific investments that it will make with the proceeds from this offering. As a result, this may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing shares of our common stock.

Neither the Fund nor any of our Advisors has presently identified, made, or contracted to make investments on the Fund’s behalf. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning the Fund’s investments prior to purchasing shares of our common stock and prior to our purchase of Fund shares. You must rely on our Advisors and the Fund’s board of trustees to implement our investment policies, to evaluate investment opportunities and to structure the terms of investments rather than evaluating the Fund’s investments in advance of purchasing shares. Because investors are not able to evaluate the Fund’s investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

The lack of liquidity in the Fund’s investments and our investments in the Fund’s illiquid shares may adversely affect our business.

The Fund may acquire a significant percentage of its portfolio company investments from privately held companies in directly negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than exchange-listed securities. The Fund typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.

The illiquidity of the Fund’s investments may make it difficult or impossible for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its investments, which could have a material adverse effect on the Fund’s and our business, financial condition and results of operations.

Further, securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.

Moreover, the Fund’s shares are illiquid investments for which there is not a secondary market nor is it expected that any such secondary market will develop in the future.

Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.

Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, we believe that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, widespread redemption requests, and other constraints resulting from the credit crisis generating further selling pressure.

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Conditions in the U.S. corporate debt market may experience similar disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on our Advisors’ ability to manage and support the Fund’s investment process. If our Advisors were to lose a significant number of their respective key professionals, or terminate the Advisor and/or Sub-Advisory Agreement, our and the Fund’s ability to achieve our investment objective could be significantly harmed.

Neither we nor the Fund have employees. Additionally, we and the Fund have no internal management capacity other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Advisors to achieve our investment objective. Our Advisors will evaluate, negotiate, structure, execute, monitor, and service the Fund’s investments. Our success will depend to a significant extent on the continued service and coordination of our Advisors, including their respective key professionals. The departure of a significant number of key professionals from KKR and CNL could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective also depends on the ability of our Advisors to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Advisors’ capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Advisors may need to retain, hire, train, supervise, and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. Our Advisors may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our and the Fund’s business, financial condition and results of operations.

In addition, both the Investment Advisory Agreement and the Sub-Advisory Agreement have termination provisions that allow the agreements to be terminated by the Fund on 60 days’ notice without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by CNL upon 120 days’ notice to the Fund. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by KKR upon 120 days’ notice and may be terminated, without the payment of penalty, by CNL upon 60 days’ notice if the Fund’s board of trustees or holders of a majority of the Fund’s outstanding shares of common stock so direct. In addition, CNL and KKR have agreed that, in the event that one of them is removed by the Fund other than for cause, or the advisory agreement of either of them is not renewed, the other will also terminate its agreement with the Fund. The termination of either agreement may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event either agreement were terminated, it may be difficult for the Fund to replace CNL or for CNL to replace KKR.

The amount of any distributions we may make is uncertain. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions per share may not grow over time, and our distributions per share may be reduced. We and the Fund have not established any limit on the extent to which the Fund may use borrowings, if any, and we may use offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies) and there can be no assurance that we will be able to sustain distributions at any particular level.

Subject to our board of trustees’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on either a weekly, semi-monthly or monthly basis and pay such distributions on a monthly or quarterly basis. We expect to pay distributions out of assets legally available for distribution. However, we cannot assure you that we will achieve investment results that will allow us to make a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to the Fund as a business development company can limit its ability to pay distributions to the Company. Distributions from offering proceeds also could reduce the amount of capital we ultimately invest in interests of portfolio companies. We cannot assure you that we will pay distributions to our shareholders in the future.

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Our distributions may exceed our taxable earnings and profits; particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we pay may represent a return of capital to you, which will lower your tax basis in your shares and reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).

In the event that the Fund encounters delays in locating suitable investment opportunities, we may pay our distributions from offering proceeds in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from offering proceeds also could reduce the amount of capital we ultimately have available to invest in interests of portfolio companies.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of our Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that CNL and KKR will depend on their relationships with corporations, financial institutions and investment firms, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If CNL or KKR fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom CNL and KKR have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

The Fund may face increasing competition for investment opportunities, which could delay further deployment of the Fund’s capital, reduce returns and result in losses.

The Fund may compete for investments with other business development companies and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in the Fund’s target market of privately owned U.S. companies. Moreover, the Fund has experienced, and may continue to experience, increased competition from banks and investment vehicles who may continue to lend to the middle market, including lending activity in the Fund’s target market of privately-owned US companies. Additionally, the Federal Reserve and other bank regulators may periodically provide incentives to US commercial banks to originate more loans in the middle market of private companies. As a result of these new entrants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies may intensify. Many of the Fund ‘s competitors are substantially larger and have considerably greater financial, technical, and marketing resources than the Fund does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow the Fund ‘s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do.

The Fund may lose investment opportunities if it does not match its competitors’ pricing, terms, and investment structure criteria. If the Fund is forced to match these competitors’ investment terms criteria, the Fund may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund ‘s competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund as a business development company or the source of income, asset diversification and distribution requirements the Fund must satisfy to maintain our RIC status. The competitive pressures the Fund faces and the manner in which the Fund reacts or adjusts to these competitive pressures, may have a material adverse effect on the Fund ‘s, and therefore our, business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time. Also the Fund may not be able to identify and make investments that are consistent with our investment objective.

A significant portion of the Fund’s investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by the Fund’s board of trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by its board of trustees. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund intends to invest. The majority of the Fund’s investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value a significant portion of these securities quarterly at fair value as determined in good faith in accordance with procedures established by the Fund’s board of trustees.

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The determination of fair value, and thus the amount of unrealized gains or losses the Fund may recognize in any year, is to a degree subjective, and our Advisors have a conflict of interest in making recommendations of fair value. The Fund will value these securities quarterly at fair value as determined in good faith in accordance with procedures established by the Fund’s board of trustees based on input from our Advisors. The Fund’s board of trustees may utilize the services of independent third-party valuation firms to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of the Fund’s investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by the Fund’s board of trustees may differ materially from the values that would have been used if an active market and market quotations existed for these investments. The Fund’s net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Our and the Fund’s boards of trustees may change our and the Fund’s operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders and the Fund’s shareholders, respectively.

Our and the Fund’s boards of trustees each have the authority to modify or waive current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our or the Fund’s common stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors in us may not agree.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, the Fund, and the Fund’s portfolio companies will be subject to regulation at the local, state, and federal levels. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisors. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other shareholders.

Any unrealized losses we experience on the Fund’s portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, the Fund is required to carry its investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by the Fund’s board of trustees. Decreases in the market values or fair values of the Fund’s investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in the Fund’s loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to the Fund with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of the Fund’s income available for distribution in future periods. In addition, decreases in the market value or fair value of the Fund’s investments will reduce the Fund’s net asset value. See “Determination of Net Asset Value.”

We and the Fund are non-diversified investment companies within the meaning of the 1940 Act, and therefore we and the Fund are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We and the Fund are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we or the Fund hold large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the issuer’s financial condition or the market’s assessment of the issuer. We and the Fund may also be more

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susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we and the Fund will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Tax Matters.”

Risks related to our Advisors and their respective affiliates

Our Advisors have limited experience managing a business development company.

Our Advisors have only three years of experience managing a vehicle regulated as a business development company and may not be able to operate the Fund successfully or achieve our investment objective. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by our Advisors. For example, under the 1940 Act, business development companies are generally required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Advisors’ lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Our Advisors and their respective affiliates, including our officers and some of our trustees, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

Our Advisors and their respective affiliates will receive substantial fees from the Fund in return for their services, including certain incentive fees based on the amount of appreciation of the Fund’s investments. These fees could influence the advice provided to the Fund. Generally, the more equity the Fund sells in public offerings and the greater the risk assumed by the Fund with respect to its investments, the greater the potential for growth in the Fund’s assets and profits (and, correlatively, the fees payable by the Fund to the Managing Dealer and our Advisors). These compensation arrangements could affect our Advisors’ or their respective affiliates’ judgment with respect to public offerings of equity and investments made by the Fund, which allow the Managing Dealer to earn additional dealer manager fees and our Advisors to earn increased asset management fees.

The time and resources that individuals associated with our Advisors devote to us may be diverted, and the Fund may face additional competition due to the fact that neither CNL nor KKR is prohibited from raising money for or managing another entity that makes the same types of investments that the Fund targets.

Our Advisors currently manage other investment entities and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those the Fund targets. As a result, the time and resources that our Advisors devote to the Fund may be diverted, and during times of intense activity in other programs they may devote less time and resources to the Fund’s business than is necessary or appropriate. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities.

Our Advisors will experience conflicts of interest in connection with the management of our business affairs.

Our Advisors will experience conflicts of interest in connection with the management of the Fund’s business affairs including, relating to the allocation of investment opportunities by our Advisors and their respective affiliates; compensation to our Advisors; services that may be provided by our Advisors and their respective affiliates to issuers in which the Fund invests; investments by the Fund and other clients of our Advisors, subject to the limitations of the 1940 Act; the formation of additional investment funds by our Advisors; differing recommendations given by our Advisors to the Fund versus other clients; our Advisors’ use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on our Advisors’ use of “inside information” with respect to potential investments by the Fund.

Our Advisors may face conflicts of interest with respect to services performed for issuers in which the Fund invests.

Our Advisors and their affiliates may provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of our Advisors may act as underwriters or placement agents in connection with an offering of securities by one of the companies in our portfolio. Any compensation received by our Advisors for providing these services will not be shared with the Fund and may be received before the Fund realizes a return on its investment. Our Advisors may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand. Depending on the nature and magnitude of the fees, the Fund could perform these services through a taxable subsidiary.

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Our Advisors have incentives to favor their respective other accounts and clients over the Fund, which may result in conflicts of interest that could be harmful to us.

Because our Advisors manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, an Advisor may receive fees from certain accounts that are higher than the fees received by our Advisor from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager for our Advisor has an incentive to favor the higher fee and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent an Advisor has proprietary investments in certain accounts, where its portfolio managers or other employees have personal investments in certain accounts or when certain accounts are investment options in our Advisor’s employee benefit plans. Our Advisor has an incentive to favor these accounts over the Fund. The Fund’s board of trustees will monitor these conflicts.

Our Advisors are not restricted from entering into other investment advisory relationships, and an Advisor’s actions on behalf of its other accounts and clients may be adverse to the Fund and the Fund’s investments and harmful to the Fund.

Each of our Advisors manages assets for accounts other than the Fund, including private funds (for purposes of this section, “Advisor Funds”). Actions taken by an Advisor on behalf of its Advisor Funds may be adverse to the Fund and its investments which could harm the Fund’s performance. For example, the Fund may invest in the same credit obligations as other Advisor Funds, although, to the extent permitted under the 1940 Act, our investments may include different obligations of the same issuer. Decisions made with respect to the securities held by one Advisor Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Advisor Funds (including the Fund). As a further example, an Advisor may manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, which could harm the Fund’s performance for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

Our Advisors may serve as advisers to other business development companies with substantially the same investment objective and strategies, subjecting our Advisors to certain conflicts of interests.

The Fund may compete for investments with affiliated business development companies that are also advised by our Advisors, including CCT, subjecting our Advisors and their affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf. To mitigate these conflicts, our Advisors will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, and any other factors deemed appropriate.

Our Advisors will face restrictions on their use of inside information about existing or potential investments that they acquire through their relationships with other advisory clients, and those restrictions may limit the freedom of our Advisors to enter into or exit from investments for the Fund, which could have an adverse effect on the Fund’s results of operations.

In the course of their respective duties, the members, officers, trustees, employees, principals or affiliates of our Advisors may come into possession of material, non-public information. The possession of such information may to the Fund’s detriment, limit the ability of our Advisors to buy or sell a security or otherwise to participate in an investment opportunity for the Fund. In certain circumstances, employees of our Advisors may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies. For example, if personnel of an Advisor come into possession of material non-public information with respect to our investments, such personnel will be restricted by our Advisor’s information-sharing policies and procedures or by law or contract from sharing such information with the Fund’s management team, even where the disclosure of such information would be in the Fund’s best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Advisors to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Accordingly, there can be no assurance that the Fund will be able to fully leverage the resources and industry expertise of our Advisors’ other businesses. Additionally, there may be circumstances in which one or more individuals associated with our Advisor will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of our Advisor.

The Fund may be obligated to pay our Advisors incentive fees even if the Fund incurs a net loss due to a decline in the value of its portfolio and even if the Fund’s earned interest income is not payable in cash.

The Investment Advisory Agreement entitles CNL to receive an incentive fee based on the Fund’s pre-incentive fee net investment income regardless of any capital losses. In such case, the Fund may be required to pay CNL an incentive fee for a fiscal quarter even if there is a decline in the value of its portfolio or if the Fund incurs a net loss for that quarter. CNL will pay 50% of any such incentive fee to KKR.

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Any incentive fee payable by the Fund that relates to the pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (“payment-in-kind”, or “PIK”, income). If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Advisors are not obligated to reimburse the Fund for any part of the incentive fee they received that was based on accrued interest income that the Fund never received as a result of a subsequent default, and such circumstances would result in the Fund paying a subordinated incentive fee on income the Fund never receives. PIK income will be counted toward the incentive fee that the Fund are obligated to pay our Advisors even though the Fund do not receive the income in the form of cash.

The quarterly incentive fee on income that the Fund pays is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income on adjusted capital over multiple quarters in arrears which may in fact be consistently less than the preference return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

For federal income tax purposes, the Fund may be required to recognize taxable income in some circumstances in which it does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its status as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that the Fund is required to pay a subordinated incentive fee on income with respect to such accrued income. As a result, the Fund may have to sell some of its investments at times and/or at prices we and the Fund would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The incentive fee may induce our Advisors to make speculative investments.

The incentive fee payable by the Fund to CNL (50% of which will be paid to KKR) may create an incentive for our Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage our Advisors to use leverage to increase the leveraged return on our investment portfolio.

In addition, the fact that the Fund’s base management fee— a portion of which will be paid to KKR —is payable based upon our average gross assets (which includes any borrowings for investment purposes) may encourage our Advisors to use leverage to make additional investments. Such a practice could result in the Fund investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage may increase the likelihood of the Fund’s default on its borrowings, which would disfavor the Company as a holder of the Fund’s common stock.

The Fund’s ability to enter into transactions with its affiliates will be restricted.

The Fund will be prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of its independent trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be the Fund’s affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of the Fund’s board of trustees and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction is considered a joint transaction), without prior approval of the Fund’s board of trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Advisors or their respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

On May 21, 2013, the SEC issued an order granting CCT exemptive relief that expands CCT’s ability to co-invest with certain of the affiliates of CCT’s advisors in privately negotiated transactions. Subject to the conditions specified in the exemptive order, CCT is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. CCT and the Fund plan to file an amendment with the SEC to

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request expansion of the exemptive relief granted to CCT to include the Fund so that the Fund will also have the ability to co-invest with certain of the affiliates of our Advisors, including CCT, in privately negotiated transaction, including certain investments originated and directly negotiated by KKR. Prior to being added to CCT’s exemptive order, the Fund will generally not be permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions. Upon being added to CCT’s exemptive order, the Fund will adopt KKR’s allocation policy, which policy is designed to fairly and equitably distribute investment opportunities among funds or pools of capital managed by KKR. The KKR allocation policy will provide that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time.

In situations when co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to the Fund by the SEC (as discussed above), our Advisors will need to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund will not invest in any issuer in which an affiliate’s other client holds a controlling interest.

The Fund may make investments that could give rise to a conflict of interest.

We do not expect the Fund to invest in, or hold securities of, companies that are controlled by affiliate’s other clients. However, an affiliates’ other clients may invest in, and gain control over, one of the Fund’s portfolio companies. If an affiliates’ other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject the Fund to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Advisors may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Advisors may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, the Fund would forego any positive returns associated with such investments. In addition, to the extent that an affiliates’ other client holds a different class of securities than the Fund as a result of such transactions, our interests may not be aligned.

The recommendations given to the Fund by our Advisors may differ from those rendered to their other clients.

Our Advisors and their affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to ours.

The Fund is not managed by KKR & Co. or CNL Financial Group, but rather subsidiaries of both and may not replicate the success of those entities.

The Fund is managed by our Advisors and not by CNL Financial Group, Inc. or KKR & Co. The Fund’s performance, and as a result, our performance, may be lower or higher than the performance of other entities managed by CNL Financial Group, Inc. or KKR & Co. or their affiliates and their past performance is no guarantee of our future results.

Our Advisors’ liability is limited under the Investment Advisory and Investment Sub-Advisory Agreements, and the Fund is required to indemnify our Advisors against certain liabilities, which may lead our Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Our Advisors have not assumed any responsibility to the Fund other than to render the services described in the Investment Advisory and Investment Sub-Advisory Agreements, and they will not be responsible for any action of the Fund’s board of trustees in declining to follow our Advisors’ advice or recommendations. Pursuant to the Investment Advisory and Investment Sub-Advisory Agreements, our Advisors and their respective trustees, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with , or acting on behalf of our Advisors will not be liable to the Fund for their acts under the Investment Advisory and Investment Sub-Advisory Agreements, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The Fund has also agreed to indemnify, defend and protect our Advisors and their respective trustees, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of our Advisors with respect to all damages, liabilities, costs and expenses resulting from acts of our Advisors not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead our Advisors to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.

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Risks related to business development companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

As a business development company, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition, and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

If we or the Fund does not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing the Fund’s operation as a business development company and RIC will affect its ability to raise capital and the way in which the Fund raises additional capital or borrows for investment purposes, which may have a negative effect on its growth. As a business development company, the necessity of raising additional capital may expose the Fund to risks, including risks associated with leverage.

As a result of the annual distribution requirement to qualify as a RIC, the Fund may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. The Fund may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If the Fund issues senior securities, it will be exposed to risks associated with leverage, including an increased risk of loss. The Fund’s ability to issue different types of securities is also limited. Compliance with these distribution requirements may unfavorably limit the Fund’s investment opportunities and reduce the Fund’s ability in comparison to other companies to profit from favorable spreads between the rates at which the Fund can borrow and the rates at which the Fund can lend. Therefore, the Fund intends to continuously issue equity securities, which may lead to shareholder dilution.

The Fund may borrow for investment purposes. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net gains. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of its indebtedness at a time when such sales may be disadvantageous. Also, any amounts that the Fund uses to service its indebtedness would not be available for distributions to the Fund’s common shareholders.

In addition, we anticipate that as market conditions permit, the Fund may securitize its loans to generate cash for funding new investments. To securitize loans, the Fund may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who would expected to be willing to accept a substantially lower interest rate than the loans earn. The Fund would retain all or a portion of the equity in the securitized pool of loans. The Fund’s retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, the Fund would earn an incremental amount of income on its retained equity but the Fund would be exposed, up to the amount of equity the Fund retained, to that proportion of any losses the Fund would have experienced if the Fund had continued to hold the loans in its portfolio.

Risks related to Fund investments

The Fund’s investments in portfolio companies may be risky, and we could lose all or part of our indirect investment.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors.

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•	Senior Debt. When the Fund invests in senior debt, it will generally seek to take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. These investments will generally take the form of senior secured first lien loans, senior secured second lien loans, or senior secured bonds. There is a risk that the collateral securing our investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, the Fund’s lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should the Fund be forced to enforce its remedies.
•	Subordinated Debt. The Fund’s subordinated debt investments will generally be subordinated to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Fund and its shareholders to non-cash income. Since the Fund will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing loans.
•	Structured Products. The Fund may also invest in structured products, which may include CDOs, CBOs, CLOs, structured notes and credit-linked notes. These investment entities may be structured as trusts or other types of pooled investment vehicles. They may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. CDOs, CBOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior loans, senior unsecured loans and subordinate corporate loans. Generally these are not qualified as EPCs.
•	Equity Investments. The Fund expects to make selected equity investments. In addition, when the Fund invests in senior and subordinated debt, the Fund may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. The Fund’s goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from our equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. Depending on the nature of the equity investment, the Fund could invest through a taxable subsidiary which could impact the return on investment.
•	Investments in Private Investment Funds or other subsidiaries. The Fund may invest in, or wholly own, private investment funds, including hedge funds, private equity funds, limited liability companies, REITs, and other business entities. In valuing our investments in private investment funds, the Fund relies primarily on information provided by managers of such funds. Valuations of illiquid securities, such as interests in certain private investment funds, involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of the Fund’s common stock. The Fund may not be able to withdraw its investment in certain private investment funds promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect its investment returns.
•	Derivatives. The Fund’s derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in our portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of our Advisors to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash
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or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to us for other investment purposes, which may result in lost opportunities for gain.

The Dodd-Frank Act could, depending on future rulemaking by regulatory agencies, impact the use of derivatives. The Dodd-Frank Act is intended to regulate the OTC derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Future rulemaking to implement these requirements could potentially limit or completely restrict the Fund’s ability to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of the Fund’s use of derivatives.

Most debt securities in which the Fund intends to invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Debt securities rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

To the extent original issue discount (OID) and payment-in-kind (PIK) interest income constitute a portion of the Fund’s income, the Fund will be exposed to risks associated with the deferred receipt of cash representing such income.

The Fund’s investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of our income, the Fund will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability;
•	Original issue discount instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;
•	For accounting purposes, cash distributions to shareholders that include a component of original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact;
•	The presence of OID and PIK create the risk of non-refundable cash payments to our Advisors in the form of subordinated incentive fees on income based on non-cash OID and PIK accruals that may never be realized; and
•	In the case of payment-in-kind, or “PIK,” “toggle” debt, the PIK election has the simultaneous effects of increasing the investment income, thus increasing the potential for realizing incentive fees.

The Fund portfolio companies may incur debt that ranks equally with, or senior to, the Fund’s investments in such companies.

The Fund intends to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. The Fund’s portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the Fund’s investment in that portfolio company would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

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If the Fund cannot obtain debt financing or equity capital on acceptable terms, its ability to acquire investments and to expand its operations will be adversely affected.

The net proceeds from the sale of Fund shares will be used for the Fund’s investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses such as management fees, incentive, other fees and distributions. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and the Fund may require additional debt financing or equity capital to operate. Pursuant to tax rules that apply to the Fund, the Fund will be required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to its shareholders to maintain its RIC status. Accordingly, in the event that the Fund needs additional capital in the future for investments or for any other reason the Fund may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to the Fund due to unfavorable economic conditions, which could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. Consequently, if the Fund cannot obtain further debt or equity financing on acceptable terms, its ability to acquire additional investments and to expand the Fund’s operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and its investment objective, which may negatively impact the Fund’s results of operations and reduce its ability to make distributions to its shareholders.

Subordinated liens on collateral securing debt investments that the Fund will make to its portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and the Fund.

Certain debt investments that the Fund will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then the Fund, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The Fund may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then the Fund’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights the Fund may have with respect to the collateral securing the debt investments the Fund makes in its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that the Fund enters into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

There may be circumstances where the Fund’s debt investments could be subordinated to claims of other creditors or the Fund could be subject to lender liability claims.

Although the Fund intends to generally structure certain of its investments as senior debt, if one of the portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which the Fund provided

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managerial assistance to that portfolio company or a representative of the Fund or our Advisors sat on the board of trustees of such portfolio company, a bankruptcy court might re-characterize the Fund’s debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, the Fund’s legal rights may be subordinated to other creditors.

In addition a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of the Fund’s investments in portfolio companies (including that, as a business development company, the Fund may be required to provide managerial assistance to those portfolio companies), the Fund may be subject to allegations of lender liability.

The Fund generally will not control the business operations of its portfolio companies and, due to the illiquid nature of the Fund’s holdings in its portfolio companies, the Fund may not be able to dispose of its interest in its portfolio companies.

The Fund does not expect to control most of its portfolio companies, although the Fund may have board representation or board observation rights, and the Fund’s debt agreements may impose certain restrictive covenants on its borrowers. As a result, the Fund is subject to the risk that a portfolio company in which the Fund invests may make business decisions with which the Fund disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor. Due to the lack of liquidity for its investments in private companies, the Fund may not be able to dispose of its interests in its portfolio companies as readily as the Fund would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of the Fund’s portfolio holdings.

The Fund will be exposed to risks associated with changes in interest rates.

The Fund is subject to financial market risks, including changes in interest rates. Because the Fund may borrow money to finance a portion of our Investment Portfolio investments, its net investment income will depend, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which the Fund invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates when the Fund has debt outstanding, its cost of funds will increase, which could reduce the Fund’s net investment income.

In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, the Fund’s portfolio companies with adjustable-rate loans could see their interest payments increase and there may be a significant increase in the number of portfolio companies who are unable or unwilling to pay interest and repay their loans. The Fund’s investment portfolio of adjustable-rate loans may also decline in value in response to rising interest rates if the adjustable interest rates do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s investments with fixed interest will likely decline in value.

The Board of Governors of the Federal Reserve System has indicated that it intends to taper its “quantitative easing” program, which potentially could lead to a general rise in interest rates and/or market volatility. In periods of market volatility, the market values of fixed income securities, and portfolio companies with adjustable-rate loans, may be more sensitive to changes in interest rates.

The Fund may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

International investments create additional risks.

The Fund expects to make investments in portfolio companies that are domiciled outside of the United States. The Fund anticipates that up to 30% of its investments may be in these types of assets. The Fund’s investments in foreign portfolio companies are deemed “non-qualifying assets”, which means, as required by the 1940 Act, they may not constitute more than 30% of the Fund’s total assets at the time of its acquisition of any asset, after giving effect to the acquisition. Notwithstanding the limitation on the Fund’s ownership of foreign portfolio companies, such investments subject the Fund to many of the same risks as its domestic investments, as well as certain additional risks, including the following:

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•	foreign governmental laws, rules and policies, including those restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States;
•	foreign currency devaluations that reduce the value of and returns on the Fund’s foreign investments;
•	adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which the Fund invests;
•	adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which the Fund invests;
•	the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from the Fund’s investments in the foreign country;
•	adverse changes in foreign-country laws, including those relating to taxation, bankruptcy and ownership of assets;
•	changes that adversely affect the social, political and/or economic stability of a foreign country in which the Fund invests;
•	high inflation in the foreign countries in which the Fund invests, which could increase the costs to the Fund of investing in those countries;
•	deflationary periods in the foreign countries in which the Fund invests, which could reduce demand for the Fund’s assets in those countries and diminish the value of such investments and the related investment returns to the Fund; and
•	legal and logistical barriers in the foreign countries in which the Fund invests that materially and adversely limit the Fund’s ability to enforce its contractual rights with respect to those investments.

In addition, the Fund may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which the Fund may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which the Fund may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on the Fund’s portfolio companies in those countries and the rates of return that the Fund is able to achieve on such investments. The Fund may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to the Fund, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.

The Fund’s investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, subject the Fund indirectly to the underlying risks of such private investment funds and additional fees and expenses.

The Fund’s investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities expose the Fund to the risks associated with the businesses of such funds or entities. These private investment funds are not registered investment companies and, thus, are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

The Fund relies primarily on information provided by managers of private investment funds in valuing the Fund’s investments in such funds. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of the Fund’s common stock. In addition, there can be no assurance that a manager of a private investment fund will provide advance notice of any material change in such private investment fund’s investment program or policies and thus, the Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by our Advisors.

Investments in the securities of private investment funds may also involve duplication of advisory fees and certain other expenses. By investing in private investment funds indirectly through the Fund, you bear a pro rata portion of the Fund’s advisory fees and other expenses, and also indirectly bear a pro rata portion of the advisory fees, performance-based allocations and other expenses borne by the Fund as an investor in the private investment funds.

In addition, certain private investment funds may not provide the Fund with the liquidity the Fund requires and would thus subject the Fund to liquidity risk. Further, even if an investment in a private investment fund is deemed liquid at the time of investment, the private investment fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Fund to liquidity risk.

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The Fund may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce the cash available for distribution to its shareholders.

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to the Fund’s shareholders.

Economic recessions or downturns could impair the Funds’ portfolio companies and harm the Fund’s operating results.

Many of the Fund’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay the Fund’s debt investments during these periods. Therefore, the Fund’s non-performing assets may increase, and the value of the Fund’s portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing the Fund’s senior or second lien loans. A severe recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income, assets and net worth. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund on terms the Fund deems acceptable. These events could prevent the Fund from increasing investments and harm its operating results.

In late 2007, the U.S. economy entered a recession that officially lasted until June 2009, although the effects continued thereafter. As a result of those economic conditions, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. Such value declines were exacerbated by widespread forced liquidations. Such forced liquidations impacted many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets and caused extreme economic uncertainty. Although there has been improvement in the U.S. economy since then, certain sectors remain weak and unemployment remains at higher than historical levels.

A return of recessionary conditions and/or continued negative developments in the domestic and international credit markets may significantly affect the markets in which the Fund does business, the value of the Fund’s loans and investments, and the Fund’s ongoing operations, costs and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase the Fund’s funding costs, limit the Fund’s access to capital markets or negatively impact the Fund’s ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact the Fund’s ability to obtain financing. These events could limit the Fund’s investment originations, limit the Fund’s ability to grow and negatively impact the Fund’s operating results and financial condition.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact the Fund’s business, financial condition and results of operations.

In August 2011 and then affirmed in August 2013, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. Additionally in January of 2012, Standard & Poor’s Rating Agency lowered its long-term sovereign credit rating for several large European countries. These ratings have negatively impacted global markets and economic conditions. Although the U.S. lawmakers have taken steps to avoid further downgrades, U.S. budget deficit concerns and similar conditions in Europe have increased the possibility of additional credit-rating downgrades and worsening global economic and market conditions. There can be no assurance that current or future governmental measures to mitigate these conditions will be effective. These conditions, government actions and future developments may cause interest rates and borrowing costs to rise, which may adversely impact the Fund’s ability to access debt financing on favorable terms. Continued or future adverse economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Defaults by the Fund’s portfolio companies will harm the Fund’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

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An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

The Fund intends to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;
•	may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment;
•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on the Fund; and
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund’s executive officers, trustees and members of our Advisors’ management may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. If there is no readily available market for these investments, the Fund is required to carry these investments at fair value as determined by its board of trustees. As a result, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it had previously recorded these investments. The Fund may also face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that the Fund, our Advisors or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of the investments may make it difficult for the Fund to dispose of them at a favorable price, and, as a result, the Fund may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. The Fund must therefore rely on the ability of our Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Fund is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision, and it may lose money on its investments.

The Fund may not have the funds or ability to make additional investments in its portfolio companies or to fund its unfunded commitments.

After its initial investment in a portfolio company, the Fund may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Even if the Fund does have sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its level of risk, it prefer other opportunities, it is limited in its ability to do so by compliance with business development company requirements, or it desires to maintain its RIC status. The Fund’s ability to make follow-on investments may also be limited by our Advisors’ allocation policies. Any decisions not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful operation or may reduce the expected return on the investment.

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Prepayments of the Fund’s debt investments by its portfolio companies could adversely impact the Fund’s results of operations and reduce its return on equity.

The Fund is subject to the risk that the investments it makes in its portfolio companies may be repaid prior to maturity. When this occurs, the Fund will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of its portfolio companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund’s return on equity.

To the extent that the Fund borrows money, the potential for gain or loss on amounts invested in the Fund will be magnified and may increase the risk of investing in the Fund. Borrowed money may also adversely affect the return on the Fund’s assets, reduce cash available for distribution to its shareholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If the Fund uses leverage to partially finance its investments, through borrowing from banks and other lenders, the Company, and therefore you, will experience increased risks of investing in the Fund’s common stock. If the value of the Fund’s assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would if the Fund had not borrowed and employed leverage. Similarly, any decrease in the Fund’s income would cause net income to decline more sharply than it would have if the Fund had not borrowed and employed leverage. Such a decline could negatively affect the Fund’s ability to make distributions to its shareholders. In addition, the Fund’s shareholders will bear the burden of any increase in the Fund’s expenses as a result of the Fund’s use of leverage, including interest expenses and any increase in the management or incentive fees payable to our Advisors.

The amount of leverage that the Fund employs will depend on our Advisors’ and the Fund’s board of trustees’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to the Fund on favorable terms or at all. However, to the extent that the Fund uses leverage to finance its assets, its financing costs will reduce cash available for distributions to shareholders. Moreover, the Fund may not be able to meet its financing obligations and, to the extent that it cannot, it risks the loss of some or all of its assets to liquidation or sale to satisfy the obligations. In such an event, the Fund may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a business development company, the Fund is required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that the Fund may issue in the future, of at least 200%. If this ratio declines below 200%, the Fund cannot incur additional debt and could be required to sell a portion of its investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on the Fund’s operations, and it may not be able to make distributions.

Risks related to an investment in our common stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated. Additionally investors will not know the purchase price per share at the time we accept their subscriptions for shares of common stock.

Shares will be offered at an initial offering price of $9.47 per share, but may, to the extent permitted or required under the rules and regulations of the SEC, sell at a price necessary to ensure that shares are not sold at a price per share, after deducting sales commissions and dealer manager fees, that is below our net asset value per share, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus.

In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our board of trustees determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. Additionally, our board of trustees may change the offering price at any time such that the public offering price, net of sales load, is equal to or greater than net asset value per share when we sell shares of common stock.

As a result, your purchase price may be higher than the prior subscription closing price, and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price. You will not know the actual subscription purchase price at the time we accept subscriptions on a weekly basis.

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If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, the Fund may be limited in the number and type of investments it may make, and the value of your investment in us may be reduced in the event the Fund’s assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby our Managing Dealer and participating broker-dealers are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of the Fund’s investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of its expenses among a smaller capital base.

Our shares are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our shareholders will have limited liquidity and may not receive a full return of invested capital (including front-end commissions, fees and expenses), upon selling their shares or upon liquidation of the Company.

Our shares are illiquid investments for which there is not a secondary market nor is it expected that any such secondary market will develop in the future. The board of trustees of both the Company and the Fund must contemplate a liquidity event for our shareholders on or before five years after the completion of our offering. A future liquidity event could include: (i) a listing of the Fund’s shares on a national securities exchange followed by a distribution of Fund shares held by the Company to our shareholders;; (ii) a merger or another transaction approved by our board of trustees in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as a listing, would allow us to retain our investment portfolio intact while providing our shareholders with access to a trading market for their securities.

We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of trustees will consider in determining whether to pursue a liquidity event in the future.

Also, since a portion of the public offering price from the sale of shares in this offering will be used to pay offering expenses and recurring expenses, the full offering price paid by our shareholders will not usually be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital. If we do not successfully complete a liquidity event, liquidity for your shares will be limited to participation in our share repurchase program, which we have no obligation to maintain.

If our shares are listed on a national securities exchange or quoted through a quotation system, we cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies and business development companies frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock, if listed on a national securities exchange, will trade at, above or below net asset value.

Our Managing Dealer in our continuous offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective. Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of our Managing Dealer to successfully establish, operate and maintain relationships with a network of broker-dealers.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our Managing Dealer to establish and maintain relationships with a network of licensed securities broker-dealers and other agents to sell our shares. If our Managing Dealer fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We intend, but are not required, to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares.

Beginning with the fourth full calendar quarter following the date that our minimum offering requirement is met and subject to the discretion of our trustees, we intend to commence tender offers, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, to allow you to tender your shares to us on a quarterly basis at a price that is approximately equal to our net asset value as of the last business date of each relevant calendar quarter. The share repurchase program, if implemented, will include numerous restrictions that limit your ability to sell your shares. At the discretion of our board of trustees, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. Each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Fund with respect to shares of the Fund. The proceeds of the

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concurrent repurchase program at the Fund level will serve as the primary source of cash for our share repurchase program. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a trust to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice. We will notify our shareholders of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, under the quarterly share repurchase program, if implemented, we will have discretion to not repurchase shares, to suspend the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders, and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that you paid for our shares. As a result, to the extent you paid a price that includes the related sales load and to the extent you have the ability to sell your shares pursuant to our share repurchase program, then the price at which you may sell shares, which will be approximately equivalent to our estimated net asset value on the last business day of the prior calendar quarter, may be lower than the amount you paid in connection with the purchase of shares in this offering.

Because our Managing Dealer is an affiliate of CNL, its due diligence review of us is not considered independent. The absence of an independent due diligence review increases the risks and uncertainty you face as a shareholder.

Our Managing Dealer, CNL Securities Corp., is an affiliate of CNL. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering.

A shareholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our shareholders do not have preemptive rights to any shares we issue in the future. Our declaration of trust authorizes us to issue up to 1,000,000,000 shares of common stock. Pursuant to our declaration of trust, a majority of our entire board of trustees may amend our declaration of trust to increase without shareholder approval. Our board may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of trustees and independent trustees determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, including a majority of those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of trustees, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease and you will experience dilution.

Preferred stock could be issued with rights and preferences that would adversely affect holders of our common stock.

This offering does not include an offering of preferred stock. However, under the terms of our declaration of trust, our board of trustees is authorized to issue shares of preferred stock in one or more series without shareholder approval, which could potentially adversely affect the interests of existing shareholders.

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Certain provisions of our declaration of trust and actions of the board of trustees could deter takeover attempts and have an adverse impact on the value of our shares of common stock.

Our declaration of trust, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our board of trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including shares of preferred stock; and our board of trustees may, without shareholder action, amend our declaration of trust to increase the number of our shares of common stock, of any class or series, that we will have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our shares of common stock the opportunity to realize a premium over the value of our shares of common stock.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in the value of our portfolio of investments and derivative instruments;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;
•	loss of RIC or business development company status;
•	distributions that exceed our net investment income and net income as reported according to GAAP;
•	changes in earnings or variations in operating results;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;
•	departure of either of our Advisors or certain of their respective key personnel;
•	general economic trends and other external factors; and
•	loss of a major funding source.

Federal income tax risks

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.

To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Tax Matters.”

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our investment company taxable income. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of subchapter M. We would be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement with respect to each calendar year in order to avoid a 4% excise tax on the amount of the under-distribution. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, gains from the sale of stock or securities, or other income derived from its business of investing in stock or securities.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable

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Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

We will invest substantially all of our assets in the Fund, which intends to qualify as a RIC. If we or the Fund fails to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, secondary market purchase of debt securities at discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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FORWARD LOOKING STATEMENTS

Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The use of forecasts in this offering is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in this program is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with our Advisors and their respective affiliates;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of our Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of our Advisors and their respective affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company; and
•	the effect of changes to tax legislation and our tax position.

We caution you that forward-looking statements are not guarantees. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic downturn, increased direct competition, changes in government regulations or accounting rules, changes in local, national and global capital market conditions, our ability to obtain or maintain credit lines or credit facilities on satisfactory terms, changes in interest rates, availability of offering proceeds, our ability to identify suitable investments, our ability to close on identified investments, inaccuracies of our accounting estimates, our ability to locate suitable borrowers for our loans and the ability of such borrowers to make payments under their respective loans.

Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC in the future, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

The forward-looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

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COMPANY PROFILE

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act and will be a feeder fund in a master/feeder fund structure in that we will invest substantially all of the net equity capital raised from the sale of our common stock in the Fund, a separate externally managed, non-diversified closed-end management investment company that is externally managed by CNL and KKR. Formed as a Delaware statutory trust on August 12, 2014, we intend to elect to be treated, beginning with our first taxable year ending December 31, 2015, and intend to qualify annually thereafter, as a RIC under the Code.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We have the same investment objective as the Fund. We intend to meet our investment objective by investing substantially all of the net offering proceeds raised from the sale of our common stock in the Fund. Our investment results will correspond directly to the investment results of the Fund. We expect that a small amount of our capital may be used to meet the timely payment of the Company’s ongoing operating expenses and will not be available for investment in the Fund. Additionally, we expect that a portion of the distributions we receive from the Fund will be used to pay for the Company’s ongoing expenses. In addition to receiving investment capital from the Company, the Fund may also receive investment capital from other investors, including other closed-end management investment companies that have an investment strategy of investing substantially all of their capital in the Fund.

We will invest primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of the Fund’s portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. The debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. We may invest in various types of derivatives, including swaps, futures contracts and options. We may also invest in structured products, which may include CDOs, CBOs, CLOs, structured notes and credit-linked notes. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide variable returns in rising interest rate and inflationary environments. We may also invest in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities.

We will seek to build on the strong investment expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. The Fund intends to be disciplined in selecting investments and focus on those opportunities that the Fund perceives offer favorable risk/reward characteristics and relative value. We believe the market for lending is currently characterized by significant demand for capital and that the Fund will therefore have considerable opportunities as a provider of capital to achieve attractive pricing and terms on our investments. We are raising funds with the goal of serving our target market and continuing to capitalize on what we believe is a compelling and sustained market opportunity.

We are issuing only shares of our common stock in this offering and there are no classes of securities that are currently senior to the shares in which you are investing. Each share of common stock has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable such that there is no liability for calls or assessments, nor are there any preemptive or redemption rights in favor of existing shareholders. Our distributions are neither set at predetermined times nor at minimum rates. See “– Shareholder Liquidity Strategy.”

Our Advisors

Our investment advisers are CNL, which is responsible for the overall management of our activities, and KKR, which is responsible for the day-to-day management of the Fund’s investment portfolio. CNL provides its services under the Investment Advisory Agreement with the Fund and under separate Administrative Services Agreements with us and the Fund, and KKR provides its services under the Sub-Advisory Agreement. The activities of both Advisors are subject to the supervision and oversight of the Fund’s board of trustees.

Our investment process is a collaborative effort between CNL and KKR, and we benefit from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. To facilitate communication and coordination, our Advisors will hold regular meetings to plan and discuss our investment strategy, potential investment opportunities, current market developments and investment goals. We believe their joint involvement provides us with substantial market insight and valuable access to investment opportunities.

As required by the Omnibus Guidelines, as adopted by the North American Securities Administrators Association, our Advisors and their parent entities have an aggregate net worth in excess of $[22.1 million]. No portion of such net worth will be available to us to satisfy any of our liabilities or other obligations.

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About CNL

CNL is a wholly owned subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. CNL serves as the investment advisor to another established business development company, Corporate Capital Trust, Inc. (as defined above, “CCT”) with gross assets of $2.4 billion as of June 30, 2014. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $29 billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy and has invested through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs have fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure, recreation, financial services and insurance industries.

CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and seeks to focus on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL Financial Group has developed a broad network of business relationships, which we will have access to and from which we will benefit. CNL Financial Group strives to create enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group was founded by and is currently indirectly owned and controlled by James M. Seneff, Jr.

CNL is a Florida corporation that has been continuously registered as an investment adviser since June 19, 1991. CNL draws upon CNL Financial Group’s long-standing history of investment and capital markets experience and is led by a team of senior investment professionals, who have extensive experience in commercial lending, investment banking, accounting, real estate and private equity investing. Services provided by CNL and its affiliates include advisory, acquisition, development, lease and loan servicing, asset and portfolio management, disposition, client services, capital raising, finance and administrative. We believe this expertise is valuable in managing a publicly registered and reporting investment program. CNL’s principal business address is 450 South Orange Ave., Orlando, FL 32801.

About KKR

KKR is a subsidiary of KKR & Co. L.P. (“KKR & Co.”), a leading global investment firm with $97.9 billion in assets under management as of June 30, 2014 and a 38-year history of leadership, innovation and investment excellence. Founded in 1976, KKR & Co. is a global firm with 21 offices and over 1,000 employees, including approximately 300 investment professionals as of June 30, 2014. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies, and its executives are incentivized to think of KKR & Co. as “one firm” and to promote the success of all of its endeavors. Since its inception, KKR & Co. has completed more than 300 private equity transactions with a total transaction value of over $500.0 billion. As of June 30, 2014, KKR had $27.7 billion of assets under management in credit investments.

KKR & Co. operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and procedures. Because it believes that deep industry knowledge is integral to sourcing deals, working with portfolio companies and creating value for investors, its investment professionals are organized in industry-specific teams that focus on nine core industries which require specialized knowledge and experience. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe this industry approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space.

KKR is a Delaware limited liability company that has been registered as an investment adviser with the SEC since October 15, 2008. It manages a specialty finance company and a number of investment funds, structured finance vehicles and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. As of June 30, 2014, KKR had $27.7 billion of credit assets under management and, with approximately 80 investment professionals focused on corporate credit, tracked over 600 different borrowers. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co. KKR’s principal business address is 9 West 57th Street, New York, New York 10019.

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About CNL and KKR Relationship

CNL and KKR came together in 2010 to serve as the investment advisors of CCT, a continuous offered, non-traded business development company. Since 2010, they have worked together in this endeavor and below are the highlights from such endeavor.

Capital Raised

Since commencing its continuous public offering and through [          ], 2015, CCT had sold [          ] shares of its common stock for gross proceeds of approximately $[          ] billion. As of [          ], 2015, CCT had raised total gross proceeds of approximately $[          ] billion.

Cash Distributions

From the commencement of its operations through [          ], 2015, CCT made approximately $[          ] million in cash distributions to its shareholders, before considering the reinvestment of distributions into additional shares of common stock. The following table sets forth the amounts of regular cash distributions per share declared by the board of directors of CCT from July 1, 2011 through [          ], 2015:

	Regular Cash Distributions (Per Share)
June 16, 2011 through December 31, 2013		$1.95
2014 (through [ ], 2015)	$	[ ]

Total Returns

The following table sets forth the total return for CCT, excluding sales load for the fiscal years ended December 31, 2011, 2012, and 2013, net of all management and incentive fees:

	Total Investment Return - Net Price (1)	Total Investment Return - Net Asset Value (2)
Period
June 17, 2011 to December 31, 2011	6.5%	6.5%
Year ended December 31, 2012	14.2%	14.3%
Year ended December 31, 2013	10.2%	11.4%
Six months ended June 30, 2014	3.6%	5.3%

___________

(1)	Total investment return-net price is a measure of total return for shareholders who purchased CCT’s common stock at the beginning of the period, including distributions declared during the period. Total investment return-net price is based on (i) the purchase of one share at the public offering price, net of sales load, on the first day of the period, (ii) the sale at the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the distributions payable relating to one share, if any, on the last day of the period. The total investment return-net price calculation assumes that (i) monthly cash distributions are reinvested in accordance with CCT’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then current public offering price, net of sales load, on each monthly distribution payment date. Since there is no public market for CCT’s shares, the terminal sales price per share is assumed to be equal to the net asset value per share on the last day of the period presented. CCT’s current performance may be different from its historical performance as shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of CCT’s shares of common stock.
(2)	Total investment return-net asset value is a measure of the change in total value for shareholders who held CCT’s common stock at the beginning and end of the period, including distributions declared during the period. Total investment return-net asset value is based on (i) net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the distributions payable relating to one share, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with CCT’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then current public offering price, net of sales load, on each monthly distribution payment date. Since there is no public market for CCT’s shares, terminal market value per share is assumed to be equal to net asset value per share on the last day of the period presented. CCT’s current performance may be different from its historical performance as shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of CCT’s shares of common stock.
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Offering Price Adjustments

Initially CCT sold shares at an offering price of $10.00 per share. The following table summarizes CCT’s adjustments to its per share public offering price and the closing date on which such adjustments were first effective:

Public Offering Price	First Effective Closing Date
$10.00	June 16, 2011
$10.25	October 26, 2011
$10.40	January 11, 2012
$10.65	January 25, 2012
$10.85	February 29, 2012
$10.95	September 19, 2012
$11.05	January 30, 2013
$11.10	May 8, 2013
$11.20	November 27, 2013
$11.30	December 18, 2013

Use of Historical Performance Information

The historical performance data for CCT included in this prospectus is shown on a fully discretionary basis. Such performance data of CCT is not a substitute for our performance and is not necessarily indicative of our future results. Although we may hold securities that are substantially similar to those held by CCT, our actual performance may differ significantly from the past performance of CCT. The timing and amount of any distributions to shareholders we may make are subject to applicable legal restrictions and the sole discretion of our board of trustees.

Market Opportunity

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We believe that the size of the market and these companies’ demand for flexible sources of capital have the potential to create an attractive investment environment for a number of reasons, including the following:

•	Current Market Environment. Over the past few years, large corporate issuers have benefited from an increasingly favorable capital market environment. Despite the relative ease with which large-scale corporations may have access to low-cost capital, there remains a substantial number of companies that, for a variety of reasons, are unable to access the syndicated debt markets on attractive financing terms. In the United States, we have often found such reasons to include size of issuer, complicated industry dynamics, regulatory overhang, as well as unique or complex capital structures. Subject to obtaining exemptive relief from the SEC allowing the Fund to co-invest with certain of the affiliates of our Advisors, the Fund will be able to underwrite and invest in private credit and our investment focus in private originated transactions to middle market companies that offers our shareholders an illiquidity premium, and therefore a better risk-adjusted return.

Moreover, we believe that the health of middle market American companies remains good and we believe there is further room for companies in this space to increase cash flow organically and through mergers and acquisitions. We believe focus on the fundamentals, including rigorous due diligence, robust credit underwriting and direct structuring of investments best positions the portfolio to protect principal and generate attractive risk-adjusted returns.

•	Significant Private Equity Capital Available for New Transactions. In addition to general refinancing opportunities that rely heavily on debt financing, we believe there is a large pool of committed but uninvested capital, both in the United States and globally, available for use in new private equity investments. Industry sources suggest that as of October 2013, there was more than $386 billion of private equity capital available for private equity investments in the United States alone. We expect that as a result of their investable capital, private equity firms will be active investors in U.S. medium- and large-sized companies over the next few years and will require significant amounts of debt to finance their transactions including mergers, acquisitions, and carve outs.
•	Greater Demand for Non-Traditional Sources of Debt Financing. We believe that the financial crisis of 2008 inspired a certain skepticism on the part of small and middle-market companies towards institutional banks. Facing balance sheet strain as a result of the financial crisis, we believe that these institutions have also become less focused on building a constructive, long-term relationship with smaller borrowers. Consequently, we believe there is an increasing trend for companies to seek financing from alternative capital providers, such as our Fund, that are able to develop trusted relationships with borrowers and offer a higher degree of certainty.
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•	Business Environment. As new banking regulations, such as those implementing Basel III and the Dodd-Frank Act, require financial institutions to meet increased capital requirements, we believe it will become difficult and inefficient for these institutions to meet the financing needs of growing medium- to large-sized companies and we believe these regulations will broaden investment opportunities for non-bank investors and investment entities like the Fund.

Our Competitive Advantages

As a business development company with a particular focus on lending activities, the Fund may experience competition from other business development companies, commercial banks, specialty finance companies, open-end and closed-end investment companies, opportunity funds, private equity funds and institutional investors, many of which may have greater financial resources than the Fund does for the purposes of lending to U.S. businesses within our stated investment focus. These competitors may also have a lower cost of capital, may be subject to less regulatory oversight, and may have lower overall operating costs. The level of competition impacts both our ability to raise capital, find suitable corporate borrowers that meet our investment criteria and acquire and originate loans to these corporate borrowers.

We believe we have the following potential competitive advantages over other capital providers that operate in the markets it targets and will allow us to take advantage of the market opportunity we have identified:

•	Proprietary Sourcing and Deal Origination. Our Advisors, through their deep industry relationships and investment teams that actively source new investments, provide immediate access to an established source of proprietary deal flow. CNL and KKR have built leading franchises and deep relationships with major companies, financial institutions and other investment and advisory institutions for sourcing new investments. KKR’s investment professionals are also organized into industry groups that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe that our Advisors’ broad networks and the internal deal generation strategies of their investment teams will create favorable opportunities to deploy capital across a broad range of originated transactions and into opportunities in the secondary market as a result of specific situations or volatility in market technicals that have attractive investment characteristics.
•	Focusing on Preserving Capital and Minimizing Losses. We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Toward that end, the Fund’s investment process is designed to: (i) utilize our Advisors’ proprietary knowledge and deep industry relationships to identify attractive prospective portfolio companies, (ii) conduct rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments in such portfolio companies, (iii) stress test prospective investments to assess the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) structure investments and design covenants and other rights that anticipate and mitigate issues identified through this process.
•	Experienced Management and Investment Expertise. Our Advisors and their affiliates have more than 35 years of investment experience that spans a broad range of economic, market and financial conditions. By accessing their combined resources, skills and experience, we believe the Fund will benefit from CNL’s contrarian investment philosophy of focusing on underserved, undercapitalized markets and KKR’s rigorous investment approach, industry expertise and experience investing throughout a company’s capital structure. Further, our Advisors’ experience advising CCT has increased the Fund’s visibility and relationship network to middle-market companies and the Fund benefits from this experience.
•	Disciplined Credit Analysis and Portfolio Monitoring. Our Advisors provide immediate access to an established platform for evaluating investments, managing risk and focusing on opportunities that generate superior returns with appropriate levels of risk. Through KKR, we expect to benefit from an investment infrastructure that currently employs more than 300 investment professionals, including approximately 80 credit-focused investment professionals that currently track over 600 corporate credits as of June 30, 2014. This platform should allow for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.
•	Versatile Transaction Structuring and Flexible Capital. Our Advisors have experience and expertise in evaluating and structuring investments at all levels of a company’s capital structure and with varying features, providing numerous tools to manage risk while preserving opportunities for income, capital preservation and, to a lesser extent, long-term capital appreciation. The Fund will seek to capitalize on this expertise and build its investment portfolio that performs in a broad range of economic conditions while meeting the unique needs of a broad range of borrowers. Although the Fund will be subject to regulation as a business development company, the Fund will not be subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we believe
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that the Fund can be more flexible in selecting and structuring investments and adjusting investment criteria. We believe borrowers view this flexibility as a benefit, making the Fund an attractive financing partner.

•	Long-Term Investment Horizon. We believe that the Fund’s flexibility, as a closed-end fund, to make investments with a long-term perspective provides the Fund with the opportunity to generate favorable returns on invested capital and expands the types of investments that the Fund may consider. The long-term nature of the Fund’s capital will help it avoid disposing of assets at unfavorable prices and we believe will make the Fund a better partner for portfolio companies.

Investment Types

The Fund intends to focus primarily on investments in senior and subordinated debt of eligible portfolio companies, which we and the Fund believe offer opportunities for superior risk-adjusted returns and income generation. The Fund’s debt investments may be secured in varying degrees of priority or may be unsecured. The Fund may also invest in common or preferred equity of portfolio companies or hold instruments that convert into such securities. The Fund may also invest in various types of derivatives, including swaps, futures contracts and options, and structured products, such as CDOs, CBOs, CLOs, structured notes and credit-linked notes. The Fund may also invest in the equity interests of other private investment funds or entities. The following diagram illustrates the placement of these investments lie in a typical portfolio company’s capital structure.

Typical Capital Structure Diagram

Senior debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of a company followed by subordinated debt, preferred equity and common equity, respectively. Other than common equity, each category of investment may be further divided into different classes of holders that have different rankings, or priorities, among themselves. Senior debt investments will generally take the form of senior secured first lien loans, senior secured second lien loans, or senior secured bonds. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for assuming the risk associated with junior status in the form of higher expected returns, either through higher interest payments or potentially greater capital appreciation. The Fund will rely on our Advisors’ experience to structure investments, possibly using all levels of the capital structure, which the Fund believes will perform in a broad range of economic environments.

The Fund’s Investment Strategy

The Fund’s investment strategy is focused on creating and growing an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring its investment portfolio. Throughout this prospectus we may refer to the issuers of the Fund’s investments as portfolio companies. When evaluating an investment in, or investment security issued by a portfolio company, the Fund uses the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. The Fund believes its flexible approach to investing will allow it to take advantage of opportunities that offer the most favorable risk/reward characteristics. Except as restricted by the 1940 Act or by the Code, the Fund deems all of its investment policies to be non-fundamental, which means that they may be changed by its board of trustees without shareholder approval.

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Investment Approach

The Fund analyzes corporate debt investments both from the “top-down” and the “bottom-up.” The top-down analysis involves a macroeconomic analysis of relative asset valuations, long-term industry trends, business cycles, interest rate expectations, credit fundamentals and technical factors to target specific industry sectors and asset classes in which to invest. The bottom-up analysis includes a rigorous analysis of the credit fundamentals and capital structure of each portfolio company considered for investment and a thorough review of the impact of credit and industry trends and dislocation events on a potential investment.

The Fund’s Transaction Process

Sourcing and Selecting Investments

The Fund expects its relationships with our Advisors to provide it with immediate access to established sources of deal flow. We and the Fund expect to benefit from transaction opportunities that arise in the ordinary course from their strong brands, established investment infrastructure, significant amounts of investable capital, and deep relationships with leading executives at major companies, financial institutions and other investment and advisory institutions who are seeking capital or participating in the capital formation process. To enhance its opportunities and increase the amount of investments that we may consider, the Fund intends to further capitalize on proprietary investment opportunities that KKR identifies and develops through primary research, industry activities and deal sourcing skills of its investment professionals.

Due Diligence

Once a potential investment has been identified, the relevant investment team will screen the opportunity and make a preliminary determination concerning whether to proceed with a more comprehensive due diligence review. Because KKR is responsible for the day-to-day operations of our investment portfolio, its professionals will lead the due diligence processes. The objective of the due diligence process is to identify attractive investment opportunities based on the facts and circumstances surrounding an investment and identify applicable business, financial, tax, accounting, structural, legal or other issues in order to determine whether an investment is suitable.

When evaluating the suitability of a debt investment, the Fund intends to employ an ownership-oriented, “private equity” approach to credit underwriting and subject each investment to a rigorous credit analysis. This review considers industry dynamics, the issuer’s competitive position, the quality and track record of the issuer’s management team, margin stability, industry and company trends, pricing terms, expected returns, credit structure, credit ratings, and historical and projected financial data. KKR’s investment professionals may meet with management or use the services of outside advisors and industry experts as appropriate to assist them in the due diligence process. The Fund expects to have access to the full available resources of both our Advisors, including KKR & Co. professionals that focus on other asset classes, where appropriate and permitted under information barriers and ethical walls.

Transaction Structuring and Execution

In addition to due diligence, the Fund believes that structuring transactions appropriately is a key factor to producing strong investment results under any economic conditions. Accordingly, the Fund will actively consider transaction structures and seek to process and negotiate terms that provide opportunities for superior risk-adjusted returns while still addressing the financing and business needs of the prospective portfolio company. To accomplish this goal, the Fund will work with the management teams and other financing providers to structure a financing package that will work for all parties and establish how an investment is expected to perform relative to other sources of capital. Relevant investment features may include investment seniority, collateral packages, cash interest payments, PIK interest payments, amortization schedules for principal repayments, redemption features, maturity dates, sinking fund provisions, covenants and pricing terms.

In the case of debt investments, the Fund will seek to structure each transaction in a manner that protects its rights and manages its risk while creating incentives for the prospective portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a more senior position in the capital structure of its portfolio companies, the Fund may limit the downside potential of our investments by:

•	requiring a total return on its investments (including both interest and potential equity appreciation) that compensates the Fund for credit risk;
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•	incorporating “put” rights and “call protection” into the investment structure; and
•	negotiating affirmative and negative covenants, default penalties, lien protection, change of control provisions and other creditor rights that protect its capital while affording the portfolio company as much flexibility in managing its business as is prudent.

The Fund’s debt investments may be accompanied by warrants, options or other forms of equity participation that provide additional consideration or “upside” in a transaction. Because warrants and other similar rights generally require only a nominal cost to exercise, they may generate additional investment returns with little incremental cost to the Fund. The Fund may also structure warrants and other similar rights to provide provisions protecting its rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. Depending on the nature of the equity, the Fund may invest in the equity through a taxable subsidiary. In many cases, the Fund may also obtain registration rights in connection with these investments that enhance the transferability of its investment.

Each investment that the Fund makes will require the approval of both of our Advisors. Once an investment has received the approval of both our Advisors, the transaction may be effected. Certain affiliated co-investment transactions, may also require review and approval by our independent trustees. Specifically, the 1940 Act imposes significant limits on co-investment with affiliates such as other funds or pools of capital managed by CNL or KKR, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless such transactions are permitted pursuant to an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term. On May 21, 2013, the SEC issued an order granting CCT exemptive relief that expands CCT’s ability to co-invest with certain of the affiliates of CCT’s advisors in privately negotiated transactions. Subject to the conditions specified in the exemptive order, CCT is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. The Fund does not intend to invest in or hold securities of companies that were, prior to our original investment, controlled by affiliates of our Advisors. The Fund plans to file an amendment with the SEC to request expansion of the exemptive relief granted to CCT to include the Fund so that it will also have the ability to co-invest with certain of the affiliates of our Advisors, including CCT, in privately negotiated transaction, including certain investments originated and directly negotiated by KKR. Upon being added to CCT’s exemptive order, the Fund will have adopt KKR’s allocation policy, which policy is designed to fairly and equitably distribute investment opportunities among funds or pools of capital managed by KKR. The KKR allocation policy will provide that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time.

Monitoring Investments

Our Advisors intend to meet regularly to discuss and review the Fund’s portfolio. Because KKR is responsible for the day-to-day management of the portfolio, its professional will lead our ongoing portfolio monitoring process using daily, quarterly and annual analyses for the investments. Daily analyses are expected to include morning market meetings, industry and company pricing runs, and industry and company reports. Quarterly analyses are expected to include the preparation of quarterly operating results, reconciliations of actual results to projections and updates to financial models (including baseline and stress cases). Annual analyses are expected to involve preparing annual credit memoranda, conducting internal audits and testing compliance with monitoring and documentation requirements.

As a business development company, the Fund is required to offer and provide managerial assistance to its portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Advisors or the Fund’s administrator will make available such managerial assistance, on the Fund’s behalf, to portfolio companies, whether or not they request this assistance.

Exiting Investments

The Fund will seek to invest in portfolio companies that can generate consistent cash flow to repay their loans while maintaining growth in their businesses. The Fund expects this internally generated cash flow to be a key means through which it will receive timely payment of interest and loan principal. Additionally, the Fund will seek to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic or other buyers and initial public offerings of common stock. Such third-party transactions may be particularly

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important in realizing capital gains through the equity portions of the Fund’s investments. The Fund may also seek to exit investments in secondary market transactions when price targets are achieved or circumstances otherwise warrant.

Characteristics of Investments

While the Fund intends to consider each investment opportunity independently, it will generally focus on portfolio companies that share the following characteristics:

•	Size. The Fund will seek to provide capital to medium- and large-sized private companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the size of a company in which the Fund may invest, the Fund expects to focus on companies with EBITDAs (earnings before interest, taxes, depreciation and amortization) greater than $25 million.
•	Capital Structure. The Fund anticipates that its portfolio will consist of primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. The Fund will seek to invest in portfolio companies that generate free cash flow at the time of its investment and benefit from material investments from well-known equity investors.
•	Management Team. The Fund intends to prioritize investing in portfolio companies with strong, existing management teams that it believes have a clear strategic vision, long-standing experience in their industry and a successful operating track record. The Fund expects to favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.
•	Stage of Business Life Cycle. The Fund intends to seek mature, privately owned businesses that have long track records of stable, positive cash flow. The Fund does not intend to invest in start-up companies or companies with speculative business plans.
•	Industry Focus. While the Fund will consider opportunities within all industries, it expects to prioritize industries having, in its view, favorable characteristics from a lending perspective. For example, the Fund will seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. The Fund expects to give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.
•	Geography. As a business development company under the 1940 Act, the Fund will focus on and invest at least 70% of its total assets in U.S. companies. To the extent the Fund invests in foreign companies, it intends to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights.

While the Fund believes that the criteria listed above are important in identifying and investing in portfolio companies, the Fund will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which the Fund invests. There is no limit on the maturity or duration of any investment in the portfolio. The Fund anticipates that substantially all of the investments held in its portfolio will have either a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or will not be rated by any rating agency. Investment sizes will vary as the Fund’s capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by the Fund’s board of trustees.

Loans and Loan Participations and Assignments

The Fund may also invest in loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders or co-lenders, usually banks, lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. Interests that the Fund acquires may take the form of an assignment, which creates a direct or co-lending relationship with the corporate borrower or a participation in the seller’s share of the loan which places the Fund in privity with the lender, but not the borrower. However, when the Fund acts as co-lender in connection with an assignment, the Fund would expect to have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest.

For purposes of certain investment limitations pertaining to diversification and concentration of our portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

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Temporary Investments

Pending investment in the debt of private companies, the Fund intends to invest its cash primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. The Fund expects to maintain cash reserves from time to time for investment opportunities, working capital and distributions.

Securities Issued by Investment Companies

The Fund’s investments in securities issued by any registered investment company are restricted by the 1940 Act. Under these limits, except for registered money market funds the Fund generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of the Fund’s portfolio invested in securities issued by registered investment companies, it should be noted that such investments might indirectly subject our shareholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies.

Other Terms

Our Advisors will seek to tailor the terms of each privately negotiated investment in a manner that attempts to protect its rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. The Fund intends to limit the downside risk exposure of our investment portfolio by:

•	applying its investment strategy guidelines for portfolio investments;
•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;
•	diversifying its portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;
•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;
•	incorporating “put” rights and “call protection” into the investment structure where possible; and
•	negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions and board rights that protect the Fund while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Additionally, the Fund may seek, but is not required, to impose significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or redemption premiums. The Fund may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of our Advisors. Such transactions should enable the Fund to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance, accounting, and tax records, and to make frequent financial reporting available to the lender.

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio or net worth requirements.

General

The Fund does not expect to invest in, or hold securities of, companies that are controlled by affiliates’ other clients. We do not expect the Fund to pursue or hold investments in these companies even if our Advisors determine that these investments meet the Fund’s investment objective and strategies. As a result, the Fund will forgo the opportunity to receive any positive returns associated with investing in companies controlled by affiliates’ other clients.

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Compliance with any policy or limitation on the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. This policy will not be violated if these limitations are exceeded because of changes in the market value of portfolio companies. Except as required by the 1940 Act, the Fund’s declaration of trust, or the Code, or as otherwise provided in the prospectus, all of the Fund’s investment policies may be changed by its board of trustees without shareholder approval.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities will be subject to certain regulatory restrictions that will impact our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

Co-Investments

Opportunities for co-investments may arise when our Advisors or their respective affiliates become aware of investment opportunities that may be appropriate for the Fund and our affiliates’ other clients. As a business development company, the Fund is substantially limited in its ability to co-invest in privately negotiated transactions with its affiliates’ other clients unless the Fund obtains an exemptive order from the SEC. On May 21, 2013, the SEC issued an order granting CCT exemptive relief that expands CCT’s ability to co-invest with certain of the affiliates of CCT’s advisors in privately negotiated transactions. Subject to the conditions specified in the exemptive order, CCT is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. CCT and the Fund plan to file an amendment with the SEC to request expansion of the exemptive relief granted to CCT to include the Fund so that the Fund will also have the ability to co-invest with certain of the affiliates of our Advisors, including CCT, in privately negotiated transactions, including certain investments originated and directly negotiated by KKR.

Investment opportunities that are presented to an affiliate’s other client may be referred to the Fund and vice versa. For each such referral, our Advisors intend to independently analyze and evaluate whether the co-investment transaction is appropriate for the Fund. In addition, co-investment transactions that are recommended and approved by KKR will generally be subject to the review and approval by CNL as well as a committee consisting of the three independent trustees on the Fund’s board of trustees, which the Fund refers to as its independent trustee committee. For each type of co-investment transaction, the Fund intends to apply a specific protocol, which will be approved by its independent trustee committee and be designed to ensure the fairness to the Fund of the specific type of co-investment transaction. However, neither the Fund nor any affiliates’ other client will be obligated to invest or co-invest when investment opportunities are referred to it or them.

Shareholder Liquidity Strategy

The board of trustees of both the Company and the Fund must contemplate a liquidity event for our shareholders on or before five years after the completion of our offering. If a liquidity event is not completed at that time, the boards of trustees of the Company and the Fund, as part of its ongoing duties, would continue to consider potential liquidity events and options as they become available to the Company and the Fund. However, there is no assurance that a liquidity event will be completed at any particular time or at all. A liquidity event could include: (i) a listing of the Fund’s shares on a national securities exchange followed by a distribution of Fund shares held by the Company to our shareholders; (ii) a merger or another transaction approved by the board of trustees the Fund in which Fund shareholders will receive cash or shares of a publicly traded company followed by a distribution of such cash or shares of a publicly traded company held by the Company to our shareholders; or (iii) a sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation to the Company and distribution of cash to our shareholders. Certain types of liquidity events, such as one involving a listing of our shares on a national securities exchange, would allow the Fund to retain its investment portfolio intact. If the Fund determines to list its securities on a national securities exchange, we expect the Fund to, although not required to, maintain its external management structure.

In making a determination of whether a liquidity event is in the best interest of its shareholders, the boards of trustees of the Company and the Fund may consider a variety of criteria, including such factors as market conditions, the trading prices of other comparable vehicles that are publicly traded, portfolio diversification, portfolio performance, our financial condition, potential access to capital and the potential for shareholder liquidity. At this time, we do not know what circumstances will exist in the future and therefore we do not know what factors that the boards of trustees of the Company and the Fund will consider in determining whether to pursue a liquidity event in the future.

Although the Fund may be continuously offered and have an infinite life, a liquidity event by the Company may still be completed, however, if a liquidity event is not completed, shareholders may be required to hold their shares for an indefinite period of time. Prior to a liquidity event, our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. A liquidity event

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involving a merger or sale of all or substantially all of our assets would require the approval of our shareholders in accordance with our declaration of trust, however, shares issued by the Company may be swapped for shares issued by the Fund without requiring prior shareholder approval. See “Share Repurchase Program” for a detailed description of the share repurchase program.

Legal Proceedings

Neither we, the Fund, our Advisors nor our Managing Dealer are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, the Fund, our Advisors or the Managing Dealer.

From time to time, we and individuals employed by us may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. In addition, our business and the businesses of our Advisors and Managing Dealer are subject to extensive regulation, which may result in regulatory proceedings. Legal proceedings, lawsuits, claims and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance.

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MANAGEMENT

Board of Trustees

Our business is managed under the direction of our board of trustees. The responsibilities of the board of trustees include the oversight of our investment activities, quarterly valuations of our assets, and corporate governance activities. The board of trustees currently has an independent trustee committee, an audit committee and a nominating and governance committee, and it may establish additional committees from time to time as necessary to fulfill their obligations. Our board of trustees consists of five members, three of whom are not “interested persons” as defined in the 1940 Act, which means that they are not affiliated with either us or our Advisors. In this prospectus, we refer to the trustees that are not “interested persons” as our independent trustees. The same persons serve on the Company’s board of trustees and the Fund’s board of trustees.

Information regarding our board of trustees is set forth below. Unless otherwise noted, the address for each trustees is c/o Corporate Capital Trust II - T, 450 South Orange Ave., Orlando, FL 32801.

Name and Age of Trustee	Position(s) Held with Company	Term of Office-Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Trustee

Interested Trustees

Thomas K. Sittema, 55	Chairman	Appointed [ ]	[Chief Executive Officer, CNL Financial Group, Inc. 1/2011-Present; Director, 6/2010-Present, and Investment Committee Member, 6/2011-Present, of CNL Fund Advisors Company; Chief Executive Officer, CNL Real Estate Group, Inc., 10/2009 - Present; Managing Director, Bank of America Merrill Lynch, 1994 -10/2009]	[Director and Chairman, Corporate Capital Trust, Inc.; Director and Vice Chairman, CNL Lifestyle Properties, Inc.; Director and Vice Chairman, CNL Healthcare Properties, Inc.; Director, World Serve Ministries, Dallas TX; Director, Crescent Resources, LLC]

Erik A. Falk, 44	Trustee	Appointed [ ]	[Co-Head of KKR & Co.’s Leveraged Credit Team, 9/2008-Present; member of Portfolio Management Committee of KKR, 2008-Present; Managing Director, Deutsche Bank Securities Inc., 3/2000-6/2008]	[Director, Corporate Capital Trust, Inc.; Director, Loan Syndications and Trading Association]

Independent Trustees

[Trustee to be named]

[Trustee to be named]

[Trustee to be named]

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Trustees’ beneficial interest in the Company is as follows:

Name of Trustee	Dollar Range of Equity Securities Owned in Company (1)
Interested Trustees

Thomas K. Sittema	[ ]

Erik A. Falk	[ ]

Independent Trustees:

[Trustee to be named]	[ ]

[Trustee to be named]	[ ]

[Trustee to be named]	[ ]

___________

(1) As of most recently completed calendar year, December 31, 2014.

Independent trustee ownership interest in our Advisors, Managing Dealer or a control person of these entities is as follows:

Name of Trustee	Name of Trustee and Relationship to Trustee	Company	Title of Class	Value of Security	Percent of Class (1)
[Trustee to be named]

[Trustee to be named]

[Trustee to be named]

___________

(1) As of most recently completed calendar year, December 31, 2014.

Compensation of Trustees

Prior to meeting our minimum offering requirement, our trustees are not entitled to compensation. After the minimum offering requirement is met, each independent trustee shall be entitled to compensation for his or her services as a trustee in the amount of $[    ] per year, plus $[   ] per each regular board meeting and $[1,000] for (i) all committee meetings held during any regular board meeting and (ii) any telephonic meeting of the Board or committee. We will not pay compensation to our interested trustees. In addition, the independent trustees will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings. Each independent trustee will serve as chairman of one of our separate board committees; the chairman of the Audit Committee shall be entitled to compensation for his services as chair of the Audit Committee in the amount of $[   ] per year. There are no pension or retirement benefits being offered to our trustees at this time.

The table below sets forth the compensation to be received by each trustee from the Company for the fiscal year ended December 31, 2014.

Name of Trustee	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
Interested Trustees:

Thomas K. Sittema	—	—	—	—	—	—	—

Erik A. Falk	—	—	—	—	—	—	—

Independent Trustees:

[Trustee to be named]	—	—	—	—	—	—	—

[Trustee to be named]	—	—	—	—	—	—	—

[Trustee to be named]	—	—	—	—	—	—	—

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Board Committees

In addition to serving on our board of trustees, our trustees will also serve on one or more of the following committees which have been established by our board of trustees to handle certain designated responsibilities. The board of trustees has designated a chairman of each committee. The board of trustees may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in our best interest.

Committee service by our Trustees is as follows:

Name and Age of Trustee	Position(s) Held with Company	Term of Office-Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Trustee
Audit Committee, Nominating and Governance Committee, Independent Trustee Committee

[Trustee to be named]

[Trustee to be named]

[Trustee to be named]

Independent Trustee Committee. Our independent trustee committee consists of all of our independent trustees. [NAME] currently serves as chairman of the independent trustee committee. The independent trustee committee assists the board of trustees by acting as a liaison between the board of trustees and our principal service providers, including without limitation, our Advisors. The independent trustee committee is responsible for assessing the flow of information between our management and the board of trustees. The independent trustee committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the board of trustees may deem necessary or appropriate. Time is allotted at each quarterly meeting of our board of trustees for the independent trustees to meet and discuss any issues that they deem necessary or appropriate. The independent trustees may also choose to meet in executive session outside the presence of the interested trustees during the course of other meetings of our board of trustees or at other times as they deem necessary or appropriate.

Audit Committee. Our audit committee consists of all of our independent trustees each of whom meets the independence standards established by the SEC for audit committees and is not an “interested person” for purposes of the 1940 Act. [NAME] serves as chairman of the audit committee. Our board of trustees has determined that [NAME] is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on our website: www.corporatecapitaltrustII.com. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting.

Nominating and Governance Committee. Our nominating and governance committee consists of all of our independent trustees. [NAME] serves as chairman of the nominating and governance committee. The nominating and governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and governance committee’s charter is available on our website: www.corporatecapitaltrustII.com. The nominating and governance committee is responsible for selecting, researching, and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and governance committee will consider shareholders’ proposed nominations for trustees. A shareholder who desires to recommend a nominee must submit a request in writing pursuant to the relevant provisions of our declaration of trust. Our nominating and governance committee will consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided that: (i) such person is a shareholder of our company at the time he, she or it recommends such nominee and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) the committee will make the final determination as to the qualifications of the individual to be nominated. The committee will evaluate each nominee recommended by a shareholder to serve as trustee in the same manner as it would evaluate potential nominees identified by the committee.

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Board Leadership Structure

Our business and affairs are managed under the direction of our board of trustees. Among other things, our board of trustees sets broad policies for us and approves the appointment of our officers. The role of our board of trustees, and of any individual trustee, is one of oversight and not of management of our day-to-day affairs.

Under our declaration of trust, our board of trustees may designate one of our trustees as chair to preside over meetings of our board of trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our board of trustees. Presently, Mr. Sittema serves as chairman of our board of trustees and is an “interested person” by virtue of his professional association with CNL Financial Group. We believe that it is in the best interests of our shareholders for Mr. Sittema to serve as chair of our board of trustees because of his significant experience in matters of relevance to our business. Our board of trustees has determined that the compositions of the audit committee and the independent trustee committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person of us. We believe that our board of trustees’ flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of us and our shareholders.

Each year, our independent trustees will designate an independent trustee to serve as the lead independent trustee on our board of trustees. The designation of a lead independent trustee is for a one-year term, but the lead independent trustee may succeed himself or herself in that position. If the lead independent trustee is unavailable for a meeting, his or her immediate predecessor will serve as lead independent trustee for such meeting. The lead independent trustee will preside over meetings of our independent trustee committee. The lead independent trustee will also serve as a liaison between our independent trustee committee and our management on a wide variety of matters, including agenda items for our board of trustees meetings. Designation as such does not impose on the lead independent trustee any obligations or standards greater than or different from those of our other trustees.

All of the independent trustees play an active role on the board of trustees. The independent trustees compose a majority of our board of trustees and will be closely involved in all material deliberations related to us. Our board of trustees believes that, with these practices, each independent trustee has an equal involvement in the actions and oversight role of our board of trustees and equal accountability to us and our shareholders. Our independent trustees are expected to meet separately (i) as part of each regular board of trustees meeting and (ii) with our chief compliance officer, as part of at least one board of trustees meeting each year. Our independent trustee committee may hold additional meetings at the request of the lead independent trustee or another independent trustee.

Board Role in Risk Oversight

Our board of trustees will oversee our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of trustees will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of trustees and its committees will receive reports on our Advisors’ activities, including reports regarding our investment portfolio and financial accounting and reporting. Our board of trustees will also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of our Advisors, Managing Dealer, administrator and transfer agent. The audit committee’s meetings with our independent public accounting firm will also contribute to its oversight of certain internal control risks.

Our board of trustees believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of us, our Advisors and our other service providers.

The Delaware Trustee

The Corporation Trust Company, or the Delaware trustee, serves as our sole trustee in the State of Delaware. The Delaware trustee’s principal offices are located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Delaware trustee is unaffiliated with us. The Delaware trustee’s duties and liabilities with respect to the offering of our shares of common stock and the management of the Company will be limited to its express obligations under our declaration of trust. The rights and duties of the Delaware trustee will be governed by the provisions of the Delaware Statutory Trust Act, and by our declaration of trust.

The Corporation Trust Company will accept service of legal process on us in the State of Delaware. The duties of the Delaware trustee will be limited to the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under the Delaware Statutory Trust Act. The Delaware trustee does not owe any other duties to us or our shareholders. The declaration of trust provides that the Delaware trustee is permitted to

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resign upon at least 30 days’ notice to us, provided, that any such resignation will not be effective until a successor trustee is appointed by our board of trustees or a successor is appointed by a court pursuant to a court petition by the Delaware trustee. The declaration of trust provides that the Delaware trustee is compensated by us in accordance with a separate fee agreement, and is indemnified by us, as appropriate, against any expenses it incurs relating to or arising out of the formation, operation or termination of the Company or the performance of its duties pursuant to our declaration of trust, except to the extent that such expenses result from the gross negligence, bad faith or willful misconduct of the Delaware trustee. Our board of trustees will have discretion to replace the Delaware trustee. The Delaware trustee will have no duty or liability to supervise or monitor the performance of our board of trustees, nor will the Delaware trustee have any liability for the acts or omissions of our board of trustees.

Our board of trustees have signed the registration statement of which this prospectus is a part, and only our assets will be subject to issuer liability under the federal securities laws for the information contained in this prospectus and under federal securities laws with respect to the issuance and sale of our shares of common stock. Under such laws, neither the Delaware trustee, either in its capacity as Delaware trustee or in its individual capacity, nor any director, officer or controlling person of the Delaware trustee is, or has any liability as, the issuer or a trustee, officer or controlling person of the issuer of our shares of common stock. The Delaware trustee’s liability in connection with the issuance and sale of our shares of common stock is limited solely to the express obligations of the Delaware trustee set forth in our declaration of trust.

Under our declaration of trust, the Delaware trustee’s duties are limited to (i) accepting legal process served on the Company in Delaware and (ii) execution of documents required to be filed with the Delaware Secretary of State under the Delaware Statutory Trust Act. The Delaware trustee will have no duty or liability to supervise or monitor the performance of our board of trustees, nor will the Delaware trustee have any liability for the acts or omissions of our board of trustees. Because the Delaware trustee will delegate substantially all of its authority over our operations to our board of trustees, the Delaware trustee itself is not registered in any capacity with the SEC.

Investment Advisors and Executive Officers

As an externally managed business development company, the Fund relies on the services of CNL as investment advisor under the Investment Advisory Agreement and the services of KKR as investment advisor under the Sub-Advisory Agreement. CNL also provides administrative services to us and the Fund under separate Administrative Services Agreements. In connection with its services, CNL has also agreed to provide us and the Fund with personnel to serve as our appointed officers. While associated with CNL, our appointed executive officers will serve on behalf of our Company and the Fund and consist of our chief executive officer, president, chief financial officer, general counsel, secretary, and chief compliance officer. We do not pay any compensation to any of our executive officers.

Messrs. Sittema and Falk, our two interested trustees, will be among the senior executives of CNL and KKR who provide services to us on behalf of our investment advisors.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our trustees and each executive officer; and
•	all of our trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the date of this prospectus. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

Name	Number	Percentage of current ownership (2)	Percentage assuming maximum amount is purchased (2)

Beneficial Owners of More Than 5%: (1)(2)

Trustees and Executive Officers: (1)

Interested Trustees:

Thomas K. Sittema

Erik A. Falk

Independent Trustees:

[Trustee to be named]

[Trustee to be named]

[Trustee to be named]

Executive Officers:

Steven D. Shackelford

Paul S. Saint-Pierre

Kirk Montgomery

All trustees and officers as a group ([ ] persons)

___________

*	Less than one percent.
(1)	The address of each beneficial owner is c/o CORPORATE CAPITAL TRUST II - T, 450 S. Orange Avenue, Orlando, Florida 32801. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of [ ] shares issued and outstanding as of December 31, 2014.
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ADVISORY AGREEMENTS AND FEES

The Fund’s investment process is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. CNL is responsible for the overall management of our activities and KKR is responsible for the day-to-day management of our investment portfolio. CNL provide its services under the Investment Advisory Agreement with the Fund and under the Administrative Services Agreements with the Company and Fund, and KKR provides its services under the Sub-Advisory Agreement with CNL and the Fund. The activities of both of our Advisors will be subject to the supervision and oversight by the board of trustees of the Fund.

Advisory Services

Under the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement, our Advisors to the Fund will be responsible for the following:

•	determining the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such strategies;
•	identifying, evaluating, negotiating and structuring the investments we make;
•	performing due diligence on prospective portfolio companies;
•	executing, closing, servicing and monitoring the investments we make;
•	determining the securities and other assets that we will purchase, retain or sell; and
•	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our capital.

KKR will be primarily responsible for initially identifying, evaluating, negotiating and structuring Fund investments. These activities will be carried out by its investment teams and are subject to the oversight of KKR’s senior investment personnel. Each investment that the Fund makes will require the approval of both our Advisors. Certain affiliated co-investment transactions may require the additional approval of the Fund’s independent trustee committee.

Additionally, as a business development company, the Fund must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of portfolio companies, participating in board and management meetings, consulting with and advising officers of eligible portfolio companies and providing other organizational and financial guidance. Our Advisors or the fund administrator or the executive management of the Fund make available such managerial assistance on behalf of the Fund, to the Fund’s eligible portfolio companies whether or not they request this assistance. The Fund may receive fees for these services and will reimburse our Advisors for their allocated costs in providing such assistance, subject to review and approval by our board of trustees.

Administrative Services

CNL will oversee the day-to-day operations of the Company and the Fund under the terms of the Administrative Services Agreements, including the provision of general ledger accounting, fund accounting, investor relations, and other administrative services. CNL will also perform, or oversee the performance of, the Company’s and the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our shareholders and reports filed with the SEC. In addition, CNL will assist us and the Fund in calculating net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to shareholders and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to us and the Fund by others. The activities of CNL with regards to its performance of fund administrative services will be subject to the supervision and oversight by the board of trustees of the Company. CNL also provides us with facilities and access to personnel necessary for our business and these services.

For providing these services, facilities and personnel, the Company and the Fund will reimburse CNL for administrative expenses it incurs in performing its obligations. The amount of this reimbursement is set at the lesser of (i) CNL’s actual costs and (ii) the amount that the Company and the Fund would be required to pay for comparable administrative services in the same geographic location. CNL is required to allocate the cost of such services to the Company and the Fund based on objective factors such as total assets, revenues, time allocations and/or other reasonable metrics. The board of trustees of the Company and the Fund assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, the board of trustees of the Company and the Fund considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the board

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of trustees of the Company and the Fund compares the total amount paid to CNL for such services as a percentage of our net assets to the same ratio as reported by other comparable business development companies, if reported by other externally managed business development companies in sufficient detail. The Company and the Fund will not reimburse CNL for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

Term; Effective Date

The Fund’s Investment Advisory Agreement and the Sub-Advisory Agreement were approved by the Fund’s board of trustees on [   ], 2015 and will become effective as of the date that we meet our minimum offering requirement. A discussion regarding the basis for each board of trustees’ approval of these agreements will be included in the first periodic report the Company and the Fund will file with the SEC following the commencement of its offering. Unless earlier terminated as described below, each agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Fund’s trustees who are not interested persons and either the Fund’s board of trustees or the holders of a majority of the Fund’s outstanding voting securities.

The Fund’s Administrative Services Agreement was approved by the Fund’s board of trustees on [   ], 2015. The Company’s Administrative Services Agreement was approved by the Company’s board of trustees on [   ], 2015 and will become effective as of the date that the Company meets its minimum offering requirement.

Each of the Investment Advisory Agreement and the Sub-Advisory Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, the Fund may terminate the Investment Advisory Agreement with CNL and cause CNL to terminate the Sub-Advisory Agreement with KKR upon 60 days’ written notice. The decision to terminate any Fund’s agreements may be made by a majority of the Fund’s independent trustees or the holders of a majority of the outstanding shares of our common stock. CNL and KKR have separately agreed between themselves that, in the event that one of them is removed by the Fund as investment advisor other than for cause, the other will also terminate its advisory agreement with us.

CNL will be permitted to voluntarily terminate the Investment Advisory Agreement and KKR will be permitted to voluntarily terminate the Sub-Advisory Agreement, upon 120 days’ prior written notice. CNL may not terminate the Sub-Advisory Agreement without the consent of the Fund’s independent trustees or the holders of a majority of the outstanding shares of our common stock.

Fund Investment Advisory Fees

The Fund will pay CNL a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. CNL will compensate KKR for advisory services that it provides to the Fund with 50% of the fees that CNL receives from the Fund under the Investment Advisory Agreement. We believe that this fee structure benefits shareholders by aligning the compensation of both of our Advisors with overall Fund investment performance. The Company is not a party to the Investment Advisory Agreement and the Company will not incur separate advisory fees, but the Company is indirectly subject to the Fund’s management fee and incentive fee. Therefore, the cost of both the management fee and the incentive fee is ultimately borne by our shareholders.

Management Fee

The management fee will be calculated at an annual rate of 2% of the Fund’s average gross assets and will be payable monthly in arrears. The determination of gross assets will reflect changes in the fair market value of portfolio investments, including both realized and unrealized capital appreciation.

Incentive Fee

The incentive fee consists of two parts: (i) a subordinated incentive fee on Fund income and (ii) an incentive fee on Fund capital gains. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income will be earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.

The Fund’s subordinated incentive fee on income for each quarter will be calculated as follows:

•	No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on the Fund’s average adjusted capital. We refer to this as the quarterly preferred return.
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•	All of the Fund’s pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on the Fund’s average adjusted capital in any quarter, will be payable to our Advisors. We refer to this portion of the subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 2.1875% on the Fund’s average adjusted capital in any quarter. Average adjusted capital is computed on the daily adjusted capital for the actual number of days in the quarter. The quarterly preference return of 1.75% and upper level breakpoint of 2.1875% are also adjusted for the actual number of days each calendar quarter.
•	For any quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.1875% on its average adjusted capital, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.
•	Pre-incentive fee net investment income is defined as interest income, dividend income, fee income and any other income, including net income received on derivatives or swaps, accrued during the calendar quarter, minus operating expenses for the quarter, including the management fee, expenses payable under the Administrative Services Agreement, corporate taxes in connection with investments, any interest expense and dividends paid on any issued and outstanding preferred stock, and corporate taxes, if any, but excluding (i) the incentive fee, (ii) any expense support payments under our Expense Support and Conditional Reimbursement Agreement with the Advisers (see “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Contractual Obligations —Expense Support Agreement”), (iii) any reimbursement by the Fund of expense support payments, and (iv) any corporate federal, state and excise taxes not otherwise related to specific investments. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
•	Adjusted capital is defined as (a) cumulative proceeds generated from sales of the Fund’s common stock and (b) reduced for (i) distributions paid to the Fund’s shareholders that represent return of capital on a tax basis and (ii) the full amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income
Allocated to Quarterly Incentive Fee

The incentive fee on capital gains will be earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation, or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal 20% of the Fund’s realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, previously paid incentive fees on capital gains as calculated in accordance with GAAP.

For purposes of computing the incentive fee on capital gains, the calculation methodology will disregard any net income associated with derivatives or swaps (which represents the difference between (i) the interest, dividends and fees received on derivatives or swaps, and (ii) the finance charges paid to the derivative or swap counterparty on the notional value of swaps), and the calculation methodology will only consider the net realized gains or losses of reference assets on the termination or maturity of derivatives or swaps for the purpose of computing earned incentive fees on capital gains that may be payable annually to our Advisors.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that the Fund may pay such fees in a quarter where we incur a net loss. For example, if the Fund receives pre-incentive fee net investment income in excess of the 1.75% on average adjusted capital for a quarter, the Fund will pay the

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applicable incentive fee even if the Fund incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Advisors will not be under any obligation to reimburse the Fund for any part of the incentive fee they receive that is based on prior period accrued income that the Fund never received as a result of any borrower’s default or a subsequent realized loss of the Fund’s portfolio.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using detailed policies and procedures approved by our Advisors and the Fund’s board of trustees, including a majority of the independent trustees, and such policies and procedures are consistent with the description of the calculation of the fees set forth above.

Our Advisors may elect to defer or waive all or a portion of the fees that would otherwise be paid to them in their sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Advisors may determine in their sole discretion. To the extent that KKR elects to receive its allocable share of the fees in a particular form or waive or defer all or any portion of its allocable share of the fees, CNL will make the election on its behalf and any amounts due to KKR under the Sub-Advisory Agreement will be adjusted accordingly.

Examples of the two-part incentive fee:

Example 1 – Subordinated Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of average adjusted capital	Scenario 1	Scenario 2	Scenario 3

Pre-incentive fee net investment income	0.5500%	1.9500%	2.8000%
Catch up incentive fee (maximum of 0.4375%)	—	(0.2000)%	(0.4375)%
Split incentive fee (20% above 2.1875%)	—	—	(0.1225)%
Net Investment income	0.5500%	1.7500%	2.2400%

Scenario 1 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Scenario 2 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.75% preferred return at 0.2%.

Scenario 3 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 0.4375% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up.” This ultimately provides a subordinated incentive fee which represents 20% of pre-incentive fee net investment income.

Example 2 – Incentive Fee on Capital Gains

Assumptions

Year 1:	No net realized capital gains or losses

Year 2:	6% realized capital gains and 1% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 20% x (0)
= 0
= No Incentive Fee on Capital Gains

Year 2 Incentive Fee on Capital Gains	= 20% x (6% -1%)
= 20% x 5%
= 1%

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Indemnification of Our Advisors

The Investment Advisory Agreement provides that CNL and KKR and each of its officers, trustees, persons associated with each advisor, shareholders (and owners of the shareholders), controlling persons and agents are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of such advisor’s duties or obligations under the Investment Advisory Agreement or the Sub-Advisory Agreement, as applicable, or otherwise as our investment adviser, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in such advisor’s performance of such duties or obligations, or such advisor’s reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of the Fund’s declaration of trust, the 1940 Act, the laws of the State of Delaware and other applicable law.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility for its owned investments to KKR. KKR will vote proxies according to the Fund’s proxy voting policies and procedures which are set forth below. These guidelines will be reviewed periodically by our Advisors as well as the Fund’s board of trustees, and, accordingly, are subject to change.

As an investment adviser registered under the 1940 Act, KKR has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of KKR are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.

Proxy Policies

KKR will vote proxies relating to the Fund’s securities in a manner that it believes, in its discretion, to be in the best interest of our shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although KKR will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of KKR are made by its portfolio managers and investment professionals under the supervision of KKR’s legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) the recommended vote be approved by a member of KKR’s legal/compliance department prior to being submitted to the custodian; (b) associates involved in the decision making process or vote administration are prohibited from revealing how KKR intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the chief compliance officer designate an individual or group who can impartially help decide how to resolve such conflict.

Proxy Voting Records

You may obtain information, without charge, regarding how KKR voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Corporate Capital Trust II, 450 South Orange Ave., Orlando, Florida 32801.

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USE OF PROCEEDS

We anticipate that we will substantially invest our net proceeds (net of sales load and reimbursement of offering expenses) from each weekly subscription closing generally within one day following the Company’s receipt of such proceeds in the common stock of the Fund, a separate closed-end, non-diversified, management investment company with the same investment objective and strategies as the Company. The Fund expects that following the receipt of proceeds from the investment of capital in its common stock, the Fund will invest such proceeds generally within 30-90 days, in accordance with our investment objective and strategies and consistent with market conditions and the availability of suitable investments.

We estimate that we will incur in connection with this offering approximately $7.1 million of offering expenses, or approximately 1% of the gross proceeds, assuming maximum gross proceeds of $710 million.

The following table sets forth the Company’s estimate of how it intends to use the gross proceeds from this offering. Information is provided assuming that the Company sells the maximum number of shares registered in this offering, or 75 million shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the shares and the actual number of shares the Company sells in this offering. The table below assumes that shares are sold at the initial offering price of $9.47 per share. Such amount is subject to increase or decrease based upon, among other things, the Company’s NAV per share.

The amounts in this table assume that the full fees are paid on all shares offered to the public on a best efforts basis. All or a portion of the dealer manager fees may be reduced or eliminated in connection with certain categories of sales such as sales to the Company’s affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to the Company for investments.

Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering.

	Maximum Offering
	Amount	% of Net Proceeds
Gross proceeds	$710,250,000	5.22%
Less Sales Load:
Up-front selling commissions	$14,100,000	2.09%
Dealer manager fees	$21,150,000	3.13%
Net proceeds after sales load	$675,000,000	100.0%

Less Offering expenses:	$7,100,000	1.05%
Net proceeds/amount available for investments	$667,900,000	98.95%

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DISTRIBUTIONS

Subject to the board of trustees’ discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions on either a weekly, semi-monthly or monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Such Company distributions are expected to be paid using Fund distributions, net of any Company operating expenses. Fund distributions are expected to consist of all or a portion of the Fund’s net investment income for tax purposes, net short-term capital gains and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains for tax purposes).

Subject to board of trustee’s discretion and applicable legal restrictions, the Company from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Company intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

The Company expects that for a period of time following commencement of this offering, which time period may be significant, substantial portions of Company distributions and Fund distributions may be funded through: (i) the waiver by the Advisors of certain investment advisory fees payable by the Fund, (ii) the deferral of certain investment advisory fees and (iii) the reimbursement of certain expenses by the Advisors and their affiliates that are subject to repayment, directly or indirectly, by the Company and the Fund, as applicable. The purpose of this arrangement is to ensure that no portion of any Company’s distributions or Fund’s distributions, as applicable, will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on the Company’s or the Fund’s investment performance and can only be sustained if the Company and the Fund achieve positive investment performance in future periods and/or the Advisors continue to make such reimbursements or waivers of such fees. The Company’s and the Fund’s future repayment of amounts reimbursed by the Advisors will reduce the distributions that our shareholders and Fund shareholders, as applicable, would otherwise receive in the future. There can be no assurance that the Company or the Fund will achieve the performance necessary to sustain their distributions or that they will be able to pay distributions at a specific rate or at all. The Advisors and their affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreements and Fees.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we and the fund have substantially invested the proceeds from this and the Fund’s offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Sub-chapter M. If a RIC makes a spillover dividend the amounts will be included in shareholder’s gross income for the year in which the spillover distribution is paid.

In order to minimize certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. However we may also decide to distribute less and pay the federal excise taxes.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund may be prohibited from making distributions if doing so causes the Fund to maintain the

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asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “Tax Matters.”

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

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DISCUSSION OF EXPECTED OPERATING RESULTS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in the registration statement.

Overview

Investment Objective and Investments

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing substantially all of our assets raised from the sale of our common stock in the Fund. The Fund will invest primarily in the debt of privately owned U.S. companies (also referred to as “portfolio companies”) with a focus on originated transactions sourced through the networks of our Advisors. We define originated transactions as any negotiated investment where the Fund, through our Advisors’ direct efforts, provide funds directly to a portfolio company. A substantial portion of the Fund’s portfolio will consist of direct lending investments, which we and the Fund believe offer potential opportunities for superior risk-adjusted returns and income generation. The Fund’s debt investments may take the form of corporate loans or bonds, may be directly originated as primary market negotiated transactions or purchased on the secondary market, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Fund may separately purchase common or preferred equity interests in transactions. The Fund may also invest in structured products such as collateralized loan obligations.

The level of the Fund’s investment activity can and will vary substantially from period to period depending on many factors, including: the amount of capital the Fund has available for investment, the availability of credit to finance investment transactions, the demand for debt from creditworthy privately owned U.S. companies, the level of merger, acquisition and refinancing activity involving private companies, the general economic environment, the competitive investment environment for the types of investments the Fund intends to make. Based on prevailing market conditions, we anticipate that the Fund will invest the proceeds from the periodic sale of its common stock within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with the Fund’s investment objective and strategies. Any distributions the Fund makes during such period may be substantially lower than the distributions that it expects to pay when its portfolio is fully invested.

As a business development company, the Fund is required to comply with certain regulatory requirements. For instance, the Fund may not acquire any assets other than “qualifying assets” as specified in the 1940 Act unless at least 70% of the Fund’s total assets are qualifying assets as determined at the end of the prior quarter (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. These rules also permit the Fund to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but no longer meet the definition of eligible portfolio company at the time of the follow-on investment.

Revenues

The Fund plans to generate revenue primarily in the form of interest on the debt securities of portfolio companies that we acquire and hold for investment purposes. The Fund expects that its investments in debt securities will generally have an expected maturity of three to ten years, although the Fund has no lower or upper constraint on maturity, and the Fund expects to earn interest at a fixed or floating rates. Interest on the Fund’s debt securities is generally payable to us quarterly or semi-annually. In some cases, the debt investments may partially defer cash interest payments with payment-in-kind provisions. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, the Fund may generate revenue in the form of prepayment fees, commitment fees, origination fees, and fees for providing significant managerial assistance.

Operating Expenses

We expect the Fund’s primary annual operating expenses to include advisor fees and the reimbursement of expenses under the Investment Advisory Agreement and the Administrative Services Agreement with CNL. CNL will be responsible for compensating KKR for its investment advisory services.

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Expenses expected to be borne by the Fund (and thus indirectly by the Company and its shareholders):

•	corporate and organizational expenses;
•	the cost of calculating net asset value, including the related fees and cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of the Fund’s common stock and other securities;
•	fees payable to third parties relating to, or associated with, custody of assets, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	interest on debt, if any, incurred to finance our investments;
•	transfer agent fees and expenses
•	federal and state registration fees and any stock exchange listing fees;
•	federal, foreign, state and local taxes;
•	independent trustees’ fees and expenses, including travel expenses;
•	costs of trustee and shareholder meetings, proxy statements, shareholders’ reports and notices;
•	costs of fidelity bonds, trustees and officers/errors and omissions liability insurance and other types of insurance;
•	direct costs, including those relating to printing of shareholder reports mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;
•	brokerage commissions for our investments;
•	annual fees of the Delaware trustee;
•	all other expenses incurred by the Fund or our Advisors in connection with administering the Fund’s business, including expenses incurred by our Advisors in performing their obligations; and
•	the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose salaries are paid by CNL, to the extent that each such reimbursement amount is annually approved by the Fund’s independent trustee committee and subject to the limitations included in the Fund’s Administrative Services Agreement.

Expenses expected to be borne by the Company (and thus directly by the Company’s shareholders):

•	corporate, organizational and offering expenses relating to offerings of its common stock;
•	the cost of calculating net asset value, including the related fees and cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of the Company’s common stock;
•	the distribution and shareholder servicing fee;
•	fees payable to third parties relating to, or associated with, custody of assets, monitoring our financial and legal affairs;
•	transfer agent fees and expenses;
•	fees and expenses associated with marketing efforts, including the printing and mailing of advertising or sales materials;
•	federal and state registration fees;
•	federal, state and local taxes;
•	independent trustees’ fees and expenses, including travel expenses;
•	costs of trustee and shareholder meetings, proxy statements, shareholders’ reports and notices;
•	costs of fidelity bonds, trustees and officers/errors and omissions liability insurance and other types of insurance;
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•	direct costs, including those relating to printing and mailing of the Company and the Fund’s shareholder reports;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;
•	annual fees of the Delaware trustee;
•	all other expenses incurred by the Company in connection with administering the Fund’s business; and
•	the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose salaries are paid by CNL, to the extent that each such reimbursement amount is annually approved by the Company’s independent trustee committee and subject to the limitations included in our Administrative Services Agreement.

The Fund entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with our Advisors pursuant to which our Advisors jointly and severally agreed to pay to the Fund some or all operating expenses (an “Expense Support Payment”) for each month during the Expense Support Payment Period (as defined below) in which the Fund’s board of trustees declares a distribution to our shareholders. The “Expense Support Payment Period” begins on the date our minimum offering requirement is satisfied and ends on [DATE]. Our Advisors are entitled to be reimbursed promptly by the Fund (a “Reimbursement Payment”) for Expense Support Payments, subject to the limitation that no Reimbursement Payment may be made by the Fund to the extent that it would cause the Fund’s other operating expenses to exceed [1.91]% of net assets attributable to shares of common stock. For this purpose, “other operating expenses” means all of our operating expenses, excluding organization and offering expenses, advisor fees and advisor incentive fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, the Fund’s obligation to reimburse each Expense Support Payment will terminate [three years] from the end of the fiscal year in which such Expense Support Payment is made. The Expense Support Agreement may be terminated by our Advisors acting jointly, without payment of any penalty, upon written notice to the Fund. In addition, the Expense Support Agreement will automatically terminate in the event of (a) the Fund’s termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, or (b) the Fund’s dissolution or liquidation. If the Expense Support Agreement is terminated due to the Fund’s termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, then the Fund must make a Reimbursement Payment to our Advisors, based on the aggregate unreimbursed Expense Support Payments made by our Advisors. In addition to indirectly bearing the Fund’s operating expenses, the Company may also incur de minimis administrative fees of its own.

Reimbursement of CNL for Administrative Services

The Fund will reimburse CNL for the administrative expenses necessary for its performance of services to the Fund. However, such reimbursement will be made at an amount equal to the lower of CNL’s actual costs or the amount that the Fund would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to the Fund on the basis of assets, revenues, time records or other reasonable methods. The Fund will not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of cash will be investments in the Fund, payments of our expenses and cash distributions to our shareholders.

Pursuant to a private placement, CNL and KKR contributed an aggregate of $2,000 to purchase 222.22 shares of our common stock at $9.00 per share. The purpose of such private placement was to establish our initial capitalization and initial shareholders in connection with our statutory trust registration and organization under Delaware law. We do not have any current plans, agreements or understandings to issue additional securities through private placements following the commencement of this offering, although we can offer no assurance that this will not happen in the future.

Critical Accounting Policies

Valuation of Investments

We will measure the value of our investments in accordance with fair value accounting guidance promulgated under GAAP, which establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

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Investments measured and reported at fair value will be classified and disclosed in one of the following categories:

•	Level 1—Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short term investment funds and foreign currency are generally included in Level 1. We do not adjust the quoted price for these investments.
•	Level 2—Inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.
•	Level 3—Inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are total return swap agreements, illiquid corporate bonds and loans, common and preferred stock investments, and equity options that lack observable market pricing.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy will be based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we will consider factors specific to the investment.

Revenue Recognition

We will record interest income on an accrual basis to the extent that we expect to collect such amounts. We will not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest income. Original issue discounts, market discounts or premiums will be accreted or amortized using the effective interest method as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment fair values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this PIK interest income must be paid out to shareholders in the form of dividends, even if we have not collected any cash.

Organization and Offering Expenses

Organization expenses will be expensed on the Company’s statement of operations. Continuous offering expenses, excluding sales load, will be capitalized on the Company’s balance sheet as deferred offering expenses and expensed to the Company’s statement of operations over a 12-month period.

Federal Income Taxes

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on ordinary income or capital gains distributed to our shareholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our investment company taxable income, if any. See “Tax Matters.”

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Contractual Obligations

We have entered into certain contracts under which we have material future commitments. On [   ], 2015, the Fund entered into the Investment Advisory Agreement with CNL and, to a limited extent, the Sub-Advisory Agreement with CNL and KKR, each in accordance with the 1940 Act. The Advisory Agreement and the Sub-Advisory Agreement are both effective as of the date that we meet our minimum offering requirement. CNL will serve as our investment adviser in accordance with the terms of our Investment Advisory Agreement and KKR will serve as our investment sub-adviser in accordance with the terms of our Sub-Advisory Agreement. Payments under our Investment Advisory Agreement in each reporting period will consist of (i) a management fee equal to a percentage of the value of our gross assets and (ii) an incentive fee based on our performance. CNL will pay 50% of any such fees to KKR.

On [   ], 2015, we and the Fund entered into our Administrative Services Agreements with CNL pursuant to which CNL furnishes us with administrative services necessary to conduct our day-to-day operations. CNL will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

If any of our contractual obligations discussed above is terminated, our costs may increase under any new agreements that we enter into as replacements. In addition, if the Sub-Advisory Agreement is terminated, our costs may increase under any new sub-advisory agreement we enter into. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement, Administrative Services Agreement or Sub-Advisory Agreement. Any new investment advisory or sub-advisory agreement would also be subject to approval by our shareholders.

Off-Balance Sheet Arrangements

We had no off-balance sheet arrangements as of the date of this prospectus.

Recently Issued Accounting Pronouncements

We will adopt all authoritative accounting standards relevant to the Company’s financial statements, except for recently issued pronouncements that are not required to be adopted until dates subsequent to [December 31, 2014.]

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. To the extent that the Fund borrows money to make investments, the Fund’s net investment income will be dependent upon the difference between the rate at which the Fund borrows funds and the rate at which the Fund invests these borrowings. In periods of rising interest rates, the Fund’s cost of capital would increase, which may reduce the Fund’s net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

In addition, any investments the Fund makes that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

The Fund may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

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DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Delaware Statutory Trust Act, General Corporation Law of the State of Delaware, or the DGCL, and on our Declaration of Trust. This summary is not intended to be complete and we refer you to the Delaware Statutory Trust Act and our Declaration of Trust, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Outstanding Securities

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by our Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3) As of [ ], 2014
Common	1,000,000,000	-0-	[ ]

Capital Stock

Our authorized shares of common stock consist of 1,001,000,000 shares of beneficial interest, par value $0.001 per share, of which 1,000,000,000 shares are classified as shares of common stock and 1,000,000 shares are classified as shares of preferred stock. There is currently no market for our shares of common stock, and we do not expect that a market for our shares of common stock will develop in the foreseeable future. No shares of shares of common stock have been authorized for issuance under any equity compensation plans. Under Delaware law, our shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the DGCL and therefore generally will not be personally liable for our debts or obligations.

Shares of Common Stock

Under the terms of our declaration of trust, or the declaration of trust, all our shares of common will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our shares of common if, as and when authorized by our board of trustees and declared by us out of funds legally available therefor. Except as may be provided by our board of trustees in setting the terms of classified or reclassified shares, shares of common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, our shares of common stock are not subject to any mandatory redemption obligations by us. In the event of our liquidation, dissolution or winding up, each common share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay or make reasonable provision for the payment of all claims and obligations and subject to any preferential rights of holders of our shares of preferred stock, if any shares of preferred stock are outstanding at such time. Each common share will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. Except as may be provided by the DGCL, the Statutory Trust Act or by our board of trustees in setting the terms of shares of preferred stock or classified or reclassified shares, the holders of our shares of common stock will possess exclusive voting power. There will be no cumulative voting in the election of trustees, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our trustees, provided that there are no shares of any other class or series of shares outstanding entitled to vote in the election of trustees, and holders of less than a majority of such shares of common stock will be unable to elect any trustee.

Shares of Preferred Stock

Under the terms of our declaration of trust, our board of trustees, with approval from a majority of our independent trustees, is authorized to issue shares of preferred stock in one or more classes or series without shareholder approval. Our board of trustees has discretion to determine the rights, preferences, covenants, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each class or series of shares of preferred stock.

Shares of preferred stock could be issued with rights and preferences that would adversely affect the holders of shares of common stock. Shares of preferred stock could also be used as an anti-takeover device. Every issuance of shares of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our shares of common stock and before any purchase of shares of common stock is made, the aggregate involuntary liquidation preference of such shares of preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two trustees at all times and to elect a majority of trustees if distributions on such shares of preferred stock are in arrears by two

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years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding shares of preferred stock. We believe that the availability for issuance of shares of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our declaration of trust provides that our trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. Our declaration of trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our trustees and officers in order to effect the foregoing. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our declaration of trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a trustee, officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) our Advisors or any of their affiliates acting as an agent of the Company (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) in the case that the Indemnitee is an Advisor or an affiliate of an Advisor, or an officer of the Company, an Advisor or an affiliate of an Advisor, such liability or loss was not the result of negligence or misconduct, (iv) in the case that the Indemnitee is a trustee of the Company (and not also an officer of the Company, either of our Advisors or an affiliate of either Advisor), such liability or loss was not the result of gross negligence or willful misconduct and (v) such indemnification or agreement to hold harmless is recoverable only out of assets of the Company and not from the shareholders.

In addition, Delaware law permits a trust to advance reasonable expenses to a trustee or officer, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Company’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former trustees or officers of an Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former trustees or officers of our Advisors to serve another entity as a trustee, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of Our Declaration of Trust

Our declaration of trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our

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board of trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Trustees

As set forth in our declaration of trust, our trustees will be elected by a plurality of all votes cast by holders of the outstanding shares of common stock entitled to vote at a meeting at which a quorum is present.

Number of Trustees; Vacancies; Removal

Our declaration of trust provides that the number of trustees will be set by our board of trustees in accordance with our declaration of trust. Our declaration of trust provides that a majority of our entire board of trustees may at any time increase or decrease the number of trustees. Our declaration of trust provides that the number of trustees generally may not be less than three or more than twelve. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our board of trustees in setting the terms of any class or series of shares of preferred stock, pursuant to an election under our declaration of trust, any and all vacancies on our board of trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent trustees will nominate replacements for any vacancies among the independent trustees’ positions.

Pursuant to the DGCL, our shareholders may remove a trustee, with or without cause, by the affirmative vote of a majority of all shares entitled to vote in the election of trustee.

We have a total of [   ] members of our board of trustees, [   ] of whom are independent trustees. Our declaration of trust provides that a majority of our board of trustees must be independent trustees except for a period of up to 60 days after the death, removal or resignation of an independent trustee pending the election of his or her successor.

Action by Shareholders

Our declaration of trust provides that shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous consent in lieu of a meeting. These provisions, combined with the other requirements of our declaration of trust regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our declaration of trust provides that with respect to an annual meeting of shareholders, nominations of persons for election to our board of trustees and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of trustees or (c) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the declaration of trust. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of trustees at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of trustees or (z) provided that our board of trustees has determined that trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the declaration of trust.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our board of trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our declaration of trust does not give our board of trustees any power to disapprove shareholder nominations for the election of trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

Our declaration of trust provides that special meetings of shareholders may be called by our board of trustees and certain of our officers. In addition, our declaration of trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Company upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be

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cast at the meeting. Any special meeting called by such shareholders shall be held not less than ten nor more than 60 days after we are provided notice by such shareholders of the request for a special meeting.

Approval of Extraordinary Trust Action; Amendment of Declaration of Trust

Pursuant to (and except as provided otherwise in) our declaration of trust, provided that our trustees then in office have approved and declared the action advisable and submitted such action to the shareholders, an action that requires shareholder approval, including a dissolution, merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. In addition, our declaration of trust provides that shareholders are entitled to vote upon a proposed amendment to the declaration of trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment shall require at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. Notwithstanding the foregoing, amendments to our declaration of trust to make our shares of common stock a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our declaration of trust and provides that our board of trustees will have the exclusive power to make, alter, amend or repeal any provision of our declaration of trust.

Our declaration of trust provides that, subject to the applicable mandatory provisions of the DGCL and until our shares of common stock are listed on a national securities exchange, a majority of our shareholders may amend the declaration of trust without concurrence by our board of trustees. In addition, subject to the applicable mandatory provisions of the DGCL, our declaration of trust provides that a majority of our shareholders may, without the necessity of any concurrence by our Advisors, direct that the board of trustees cause the Company to:

•	remove an Advisor and elect a new investment adviser;
•	dissolve the Company;
•	approve or disapprove the sale of all or substantially all of our assets other than in the ordinary course of our business; or cause the merger or other reorganization of the Company.

Without the approval of a majority of our shareholders, an Advisor may not:

•	amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our shareholders;
•	voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
•	appoint a new investment adviser;
•	sell all or substantially all of our assets other than in the ordinary course of business; and
•	cause the merger or other reorganization of the Company.

Except as described above, our declaration of trust provides that our board of trustees may amend our declaration of trust without any vote of our shareholders.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares of common stock, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. Our declaration of trust provides that, except as may be provided by the board of trustees in setting the terms of any class or series of shares of preferred stock and except as contemplated by the DGCL, holders of our shares will not be entitled to exercise appraisal rights.

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Delaware Business Combination Statute

Pursuant to our declaration of trust, we have elected to be governed by Section 203 of the DGCL, which, in general, prohibits a business combination between a corporation and an interested shareholder within three years of the time such shareholder became an interested shareholder, unless:

•	prior to such time, the board of trustees of the corporation approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;
•	upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive (for the purposes of determining the voting stock outstanding) of shares owned by trustees who are also officers and by certain employee stock plans; or
•	at or subsequent to such time, the business combination is approved by the board of trustees and authorized by the affirmative vote at a shareholders’ meeting (and not by written consent) of at least 66.33% of the outstanding voting stock that is not owned by the interested shareholder.

The term “business combination” is defined in Section 203 of the DGCL to include, among other transactions between an interested shareholder and a corporation or any direct or indirect majority owned subsidiary thereof: a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that result in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or any stock of such subsidiary to the interested shareholder; certain transactions that would increase the interested shareholder’s proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested shareholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, pursuant to Section 203 of the DGCL, an “interested shareholder” is any person who is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the determination date, and the affiliates and associates of such persons. The term “owner” is broadly defined to include any person that individually or with or through such person’s affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of options or other convertible securities or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

Conflict with 1940 Act

Our declaration of trust provides that if and to the extent that any provision of the Delaware Statutory Trust Act, the DGCL or any provision of our declaration of trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Shareholders

We will distribute our annual report on Form 10-K to all shareholders of record and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at www.corporatecapitaltrustII.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless the prospectus or registration statement is specifically amended or supplemented to include such reports. In connection with each distribution payment, we will send information to all shareholders of record (only those shareholders that hold direct accounts with our transfer agent) regarding the sources of distributions if the source of such distribution is from sources other than current or prior period earnings, not including realized capital gains.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or collectively documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as

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“undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Transfer Agent

[   ] is our transfer agent, processing agent, reinvestment agent, paying agent and registrar. The principal business address of [   ] is [   ] and its telephone number is [   ].

Custodian

Our securities are held under a custodian agreement between us and [   ]. The address of the custodian is [   ], and its telephone number is [   ].

Escrow Agent

[   ] is our escrow agent. The principal business address of our escrow agent is [   ] and its telephone number is [   ].

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DETERMINATION OF NET ASSET VALUE

Relevance of Our Net Asset Value

Our net asset value will:

•	be disclosed in our quarterly and annual financial statements;
•	determine the price per share that is paid to shareholder participants in our quarterly share repurchase program, and the price per share paid by participants in our distribution reinvestment plan after the conclusion of this offering; and
•	be an input in the computation of fees earned by our Advisors and other service providers whose fees are linked, directly or indirectly, in whole or part to the value of our gross assets.

Allocation of Responsibilities for Determination of Our Net Asset Value

Our board of trustees – with the assistance of our Advisors, officers and, through them, independent valuation agents – is responsible for the periodic determination of our net asset value. Prior to such determination, our Advisors and officers will calculate, and provide to the audit committee of our board of trustees, an estimate of our net asset value. This information will be presented to our audit committee at its quarterly meetings and any other time when a determination of our net asset value is required. Our audit committee will review, and recommend to our board of trustees for adoption, our quarterly and annual financial statements for inclusion in our periodic reports on Forms 10-Q and 10-K, and such financial statements will include a determination of our net asset value and net asset value per share as of the last day of each calendar quarter. These financial statements will, in turn, be reviewed and approved by our full board of trustees.

Allocation of Responsibilities for Determination of Fair Value of Our Portfolio Investments

Our board of trustees – with the assistance of our Advisors, officers and, through them, independent valuation agents – is responsible for determining in good faith the fair value of our portfolio investments for which market quotations are not readily available. Our board of trustees will make this determination on a quarterly basis and any other time when a decision is required regarding the fair value of our portfolio investments for which market quotations are not available. A determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to our fair value estimates and any change in such fair value estimates. We expect that each determination of the fair value of our portfolio investments will be made upon the recommendation of our audit committee.

Our board of trustees and our audit committee will review and approve our pricing and valuation policies and procedures that will be implemented and followed by our Advisors and officers, and will review and approve any revisions to such policies and procedures. In addition, we expect that our board of trustees will retain one or more independent valuation agents to work with our Advisors and officers to provide additional inputs for consideration by our audit committee and to work directly with our full board of trustees, at the board of trustees’ request, with respect to the fair value of our portfolio investments.

In addition, our board of trustees:

•	Meets at least quarterly with our:
•	Chief Compliance Officer and reviews the Chief Compliance Officer’s surveillance findings in general, and the Chief Compliance Officer’s findings in particular with regard to our Advisors’ and our officers’ implementation of the valuation procedures;
•	Advisors and officers to ensure that we have taken appropriate remedial action to cure deficiencies, if any, related to our internal control over financial reporting, which may impact the valuation policies and procedures adopted by our board of trustees; and
•	Reviews any changes in ASC 820 against our approved valuation policies and procedures to ensure that such valuation policies and procedures are modified and approved, as appropriate, in light of current accounting guidance;

Because our board of trustees has the ultimate responsibility for determining, in good faith, the fair value of our portfolio investments, our board of trustees will have direct access to all entities and all persons, including any independent valuation agents, that are involved in assisting with the valuation of our portfolio investments in order to discuss with them the valuation methodologies they have utilized. We believe this will enable our board of trustees to fulfill its responsibilities despite any conflicts of interest that may exist.

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Determination of Our Net Asset Value

The board of trustees will determine the net asset value per share of our outstanding shares of common stock quarterly by dividing the value of total assets minus liabilities by the total number of shares of our common stock outstanding at the time of determination.

Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, we will base fair value on observable market prices or parameters, or derive fair value from such prices or parameters. Where observable prices or inputs are not available, we will apply valuation models. These valuation techniques used in our valuation models may involve some level of estimation and judgment, the degree of which depends on price transparency for the instruments or market and the financial instruments’ complexity. We will categorize assets and liabilities recorded at fair value in our financial statements based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short term investment funds and foreign currency are generally included in Level 1. We do not adjust the quoted price for these investments.

Level 2: Inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

Level 3: Inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are total return swap agreements, illiquid corporate bonds and loans, common and preferred stock investments, and equity options that lack observable market pricing.

A significant decrease in the volume and level of activity for an asset or liability is an indication that transactions or quoted prices may not be representative of fair value because, in such market conditions, there may be increased instances of transactions that are not orderly. In those circumstances, we believe further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new, whether the financial instrument is traded on an active exchange or in the secondary market, and current market conditions. To the extent that we base valuation upon models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for instruments categorized in level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Depending on the relative liquidity in the markets for certain assets, we may transfer assets to level 3 if we determine that observable quoted prices, obtained directly or indirectly, are not available. The variability of the observable inputs affected by the factors described above may cause instruments to be reallocated between levels 1, 2, and/or 3, which we will recognize at the end of the reporting period.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that we and others are willing to pay for an asset. Ask prices represent the lowest price that we and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, we will not require that fair value always be a predetermined point in the bid-ask range. Our policy will be to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets our best estimate of fair value.

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Value Determinations in Connection with this Continuous Offering

To the extent that the net asset value per share increases above the offering price, net of sales load, then the offering price per share will require an upward adjustment. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

In connection with each subscription closing on the sale of shares of our common stock offered pursuant to the prospectus on a continuous basis, we expect that our board of trustees will delegate to our officers the authority to test that the net proceeds per share from the sale of shares are equal to, or greater than, our current net asset value per share within 48 hours of the date of each weekly subscription closing. Our officers may consult with our board of trustees or audit committee members to confirm their determination that we are not selling shares of our common stock at a price which, after deducting up-front selling commissions and dealer manager fees, is below our then current net asset value. We expect that our officers, acting under delegated authority from our board of trustees, will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock as disclosed in our most recent periodic report filed with the SEC;
•	our Advisors’ and officers’ assessment of whether any material change in net asset value has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the weekly subscription closing of our common stock; and
•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our officers’ assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of the weekly subscription closing.

Importantly, this determination does not require that we disclose net asset value in connection with each weekly closing and sale of shares of our common stock, but instead it involves the determination by our Advisors and officers, or by our board of trustees, that we are not selling shares of our common stock at a price which, after deducting up-front selling commissions and dealer manager fees, is below the then current net asset value within 48 hours of the date of sale.

Moreover, to the extent that there is more than a remote possibility that we may: (i) issue shares of our common stock at a price which, after deducting up-front selling commissions and dealer manager fees, is below the then current net asset value of our common stock on the date of sale or (ii) trigger the undertaking provided herein to suspend the offering of shares of our common stock pursuant to the prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of trustees or a committee thereof will elect, in the case of clause (i) above, either to postpone the weekly closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting up-front selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These valuation processes and procedures are part of our compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to the prospectus, we intend to update the prospectus by filing a prospectus supplement with the SEC. We also intend to make updated information available via our website: www.corporatecapitaltrustII.com.

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PLAN OF DISTRIBUTION

General

The Company is offering a maximum of 75,000,000 shares of our common stock on a continuous basis at an initial offering price of $9.47 per share, reflecting that the Managing Dealer will receive up-front selling commissions of 2%, a dealer manager fee of 3% of the gross offering proceeds of shares sold during this time, except as provided below and an annual distribution and shareholder servicing fee of 1% of the Company’s net asset value. The Company, the Managing Dealer, and participating broker-dealers will solicit subscriptions but will not sell any shares unless we raise gross offering proceeds of at least $2.25 million within one year from the initial effective date of this offering.

We may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement to sell at a price necessary to ensure that shares are not sold at a price per share, after deducting applicable sales commissions and dealer manager fees, that is below our net asset value per share, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus.

In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our board of trustees determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

Promptly following any such adjustment to the offering price per share, we will post the updated information on our website at www.corporatecapitaltrustII.com.

The Managing Dealer is CNL Securities Corp. The Managing Dealer is a member of the Financial Industry Regulatory Authority, or FINRA, and the Securities Investor Protection Corporation, or SIPC. The Managing Dealer will act as a distributor of our shares of common stock offered by this prospectus. The Managing Dealer is headquartered at 450 S. Orange Avenue, Orlando Florida.

The shares are being offered on a “best efforts” basis, which means generally that the Managing Dealer is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Company intends that the shares of common stock offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither the Managing Dealer nor the participating broker-dealers intend to act as market-makers with respect to our common stock. This prospectus also relates to the shares that we will offer under our distribution reinvestment plan. See “Distribution Reinvestment Plan.”

Under applicable SEC rules, generally, an issuer may offer and sell securities in a continuous offering, like this offering, only until the third anniversary of the initial effective date of the registration statement under which the securities are being offered and sold. However, if, in accordance with SEC rules, a new registration statement is filed by the issuer before the end of that three-year period, then the continuous offering of securities covered by the prior registration statement (provided such continuous offering had commenced within three years of the initial effective date) may continue until the effective date of the new registration statement, if so permitted under the new registration statement. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

Our shares may also be sold by our officers and directors, without receiving any up-front selling commissions and dealer manager fees, in those states where they are licensed to do so or are exempt from licensing. All offers and sales of shares by our officers and directors will be made under the safe harbor from broker-dealer registration provided by SEC Rule 3a4-1.

This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

Compensation Paid to the Managing Dealer and Participating Broker-Dealers

Our Managing Dealer may engage unrelated, third-party participating broker-dealers in connection with the offering of shares. As used in this prospectus, the term participating broker-dealers includes the Managing Dealer, other members of FINRA, and entities exempt from broker-dealer registration. In connection with the sale of shares by participating broker-dealers, our Managing Dealer may reallow to such participating broker-dealers all or any portion of the up-front selling commissions and dealer manager fees or annual distribution and shareholder servicing fees.

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Subject to certain reductions described below, our Managing Dealer will receive an up-front selling commission, a dealer manager fee and an annual distribution and shareholder servicing fee in connection with the Company’s shares sold in the offering. The Managing Dealer will receive an up-front selling commission of 2% of the public offering price. It is anticipated that substantially all of the up-front selling commission will be reallowed by the Managing Dealer to participating broker-dealers.

The Managing Dealer will also receive a dealer manager fee of 3% of the public offering price. The term “dealer manager fee” refers to a portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares. The Managing Dealer may reallow all or a portion of the dealer manager fee for each share sold by a participating broker, provided that the participating broker agrees to comply with one or more of the following conditions:

•	To have and use internal marketing support personnel (such as telemarketers or a marketing director) to assist the managing dealer’s marketing team;
•	To have and use marketing communications vehicles such as newsletters, conference calls, interactive CD-ROMS and mail to promote our company and this offering;
•	To answer investors’ inquiries concerning quarterly statements, valuations, distribution rates, tax information, annual reports, reinvestment and redemption rights and procedures, and the Company’s financial status;
•	To assist investors with reinvestments and redemptions;
•	To maintain the technology necessary to adequately service our investors as otherwise associated with the offering;
•	To provide other services as requested by investors from time to time; or
•	The estimated volume of sales to be made by a participating broker-dealer.

Additionally, the Managing Dealer will receive an annual distribution and shareholder servicing fee of 1.0% of the Company’s net asset value, or NAV. The annual distribution and shareholder servicing fees will accrue daily and be paid quarterly from distributions received from the Fund. FINRA Rule 2310 provides that the maximum compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds from a distribution reinvestment plan. Payments made in connection with the annual distribution and shareholder servicing fee will be considered underwriting compensation for purposes of Rule 2310. As a result, we will cease to pay the distribution and shareholder servicing fee if the aggregate underwriting compensation paid from any source equals 10% of the gross offering proceeds. Further, we will cease paying the annual distribution and shareholder servicing fee in the event of a liquidity event. The Managing Dealer may reallow to participating broker-dealers all or a portion of annual distribution and shareholder servicing fees attributable to such participating broker-dealer offering of shares. If applicable, the Managing Dealer may reallow all or a portion of annual distribution and shareholder servicing fees to a subsequent participating broker-dealer so long as the subsequent broker-dealer is acting as broker-dealer of record of the shares and has executed a participating broker agreement with the Dealer Manager.

See “Special Discounts” for a description of the circumstances under which an up-front selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. Up-front and dealer manager fee will not be paid in connection with the purchase of shares pursuant to our distribution reinvestment plan. We will also reimburse the Managing Dealer for reasonable out-of-pocket due diligence expenses that are incurred by the Managing Dealer and/or participating broker-dealers, provided that such expenses are detailed on itemized invoices.

In addition, we and, to a lesser extent, our affiliates may reimburse our Managing Dealer and their associated persons and affiliates for other expenses incurred, including expenses related to bona fide training and education meetings, sales seminars, wholesaling activities and legal expenses. Amounts paid by us to our Managing Dealer may be paid by our Managing Dealer to any participating brokers. We may also reimburse the participating brokers for certain expenses incurred in connection with this offering. Expenses that we may pay to participating brokers, or those expenses our Managing Dealer reallows to participating brokers, include reimbursements for costs and expenses related to investor and broker/dealer sales and training meetings, broker/dealer bona fide training and education meetings for such meetings conducted by us, our Managing Dealer or participating brokers and including costs of technology associated with the offering and other costs and expenses related to such technology costs. The expense reimbursements described in this paragraph, and the permissible forms of non-cash compensation described in the paragraph below, will be paid from the offering expense reimbursements that are paid in this offering.

We, or our affiliates, may provide permissible forms of non-cash compensation to registered representatives of our Managing Dealer and the participating broker-dealers, the value of which may not exceed an aggregate of $100 per sales person, per year. In the event other incentives are provided to registered representatives of the Managing Dealer or the participating broker-dealers, those incentives will be paid only in cash, and such payments will be made only to the

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Managing Dealer, not to participating broker-dealers or to their registered representatives. Sales incentive programs offered to the Managing Dealer or to participating broker-dealers must first have been submitted for review by FINRA and must comply with Rule 5110 or Rule 2310, as applicable. Costs incurred in connection with such sales incentive programs, if any, will be considered underwriting compensation.

To the extent permitted under applicable law and our declaration of trust, we (and the Fund) have agreed to indemnify the Managing Dealer, participating broker-dealers, and selected registered investment advisers against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the Managing Dealer Agreement.

The Managing Dealer and/or participating broker-dealers are required to deliver a copy of the prospectus to each potential investor. The Managing Dealer and/or participating broker-dealers may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the potential investors as an alternative to paper copies when possible. As a result, if the Managing Dealer or a participating broker-dealer chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the prospectus, a subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If the Managing Dealer or a participating broker-dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to the Managing Dealer or the participating broker-dealer.

Share Distribution Channels

We expect our Managing Dealer to use multiple distribution channels to sell our shares. These channels may have different selling commissions, and consequently, a different purchase price for the shares. Our Managing Dealer is expected to engage participating broker-dealers in connection with the sale of the shares of this offering in accordance with participating broker agreements. No participating broker-dealers had entered into a participating broker agreement related to this offering prior to the effective date of our registration statement. Except as otherwise described, up-front selling commissions and dealer manager fees will be paid by us to our Managing Dealer in connection with such sales.

We may pay reduced up-front selling commissions to our Managing Dealer in connection with the sale of shares of our common stock to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating brokers that no up-front selling commissions will be payable with respect to the purchase of their shares: (1) if the investor has engaged the services of a registered investment adviser or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (2) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the up-front selling commissions payable in connection with such transaction. Neither our Managing Dealer nor its affiliates are expected to directly or indirectly compensate any person engaged as an investment adviser or a bank trust department by a potential investor to induce such investment adviser or bank trust department to advise favorably for an investment in shares of our common stock. See “— Special Discounts.”

We also expect to deliver our shares through independent investment advisers (affiliated and unaffiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we or our Managing Dealer may sell shares directly to certain institutional investors or institutional accounts as defined by FINRA Rule 4512(c) in negotiated transactions in which we will determine the per share price through negotiations with these institutional investors. In the event of a sale to an institutional investor, we will supplement this prospectus to include the negotiated price per share, the amount of shares sold in the sale, and a statement that the same price will be made available to other similar investors purchasing the same volume of securities.

Special Discounts

We may waive or reduce certain fees and expenses in connection with the sale of our shares that will represent a discount to the price at which our securities are offered to the public. However, the amount of net proceeds to us is not expected to be affected by these discounts.

In addition, the up-front selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales or purchasers with other fee arrangements, such as distribution reinvestment plan sales, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries, sales to our affiliates, sales to employees of selected participating broker-dealers, sales made by certain selected participating brokers at the discretion of the Managing Dealer, sales in wrap accounts managed by participating brokers or their affiliates, and sales in

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managed accounts that are managed by participating brokers or their affiliates. We may also make certain sales directly to these groups designated by our management without a broker-dealer intermediary. For such direct sales, all up-front selling commissions and dealer manager fees will be waived. Such sales will be made under SEC Rule 3a4-1 providing a safe harbor from broker-dealer registration.

We may also sell shares at a discount to the public offering price in the event that the investor:

•	pays a broker a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker services, which is referred to as a “wrap fee,” except that, with regard to certain participating broker arrangements, if the wrap fee arrangement is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, then the investor may pay both up-front selling commissions and the reallowed dealer manager fee;
•	has engaged the services of a certain registered investment adviser with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment adviser that is also registered as a broker-dealer who does not have a fixed or “wrap fee” feature or other asset fee arrangement with the investor);
•	has engaged the services of an independent registered investment adviser and is investing through a broker-dealer offering shares through a fund supermarket platform, in which case the Managing Dealer may reallow a portion of the annual distribution and shareholder servicing fee to such broker-dealer acting as broker-dealer of record to cover platform fees;
•	purchases shares through participating broker-dealers that have alternative fee arrangements with their clients or through certain registered investment advisers;
•	is a closed-end investment company, private equity fund or other unregistered wealth management fund; or
•	is investing through a bank or other entity exempt from broker-dealer registration acting as trustee or fiduciary.

If an investor purchases shares through one of these channels in this offering, up-front selling commissions and the dealer manager fee will not be paid in connection with such purchases—however, the annual distribution and shareholder servicing fee will continue to be paid. We expect to receive the same net proceeds per share for sales of shares through these channels. Neither our Managing Dealer nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us.

Other Discounts

Notwithstanding the above, the Managing Dealer may, in its sole discretion, enter into an agreement with a participating broker-dealer whereby such participating broker-dealer may aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate up-front selling commissions, provided that any such aggregate group of subscriptions must be received from such participating broker-dealer. Additionally, the Managing Dealer may, in its sole discretion, aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate up-front selling commissions, provided that any such aggregate group of subscriptions must be received from the Managing Dealer. Any reduction in up-front selling commissions would be prorated among the separate subscribers.

Minimum Offering Requirement

Investments are made by completing and properly executing a subscription agreement. Your investment must be submitted with the subscription agreement. We, our Managing Dealer, and participating broker-dealers will solicit subscriptions but will not sell any shares unless we meet our minimum offering requirement. Our minimum offering requirement will be met when we raise gross offering proceeds of $2.25 million within one year after the date of this prospectus. Pending satisfaction of the minimum offering requirement, all subscription payments will be placed in a non-interest-bearing account held by our designated escrow agent in trust for our subscribers’ benefit. If we do not satisfy the minimum offering requirement within one year from the effective date of this prospectus, we will return all funds to subscribers. Proceeds held in escrow will not incur any fees or expenses. We will bear all expense of the escrow account. Within 30 days after meeting our minimum offering requirement, the funds in the escrow account will be released to us and the subscribing investors will be admitted as shareholders in the Company.

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DISTRIBUTION REINVESTMENT PLAN

Any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares. If you wish to receive your distribution in cash, no action will be required on your part to do so.

Subject to our board of trustees’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on either a weekly, semi-monthly or monthly basis and pay such distributions on a monthly or quarterly basis. We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. There will be no up-front selling commissions or dealer manager fees to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

Participation in the distribution reinvestment plan will commence with the next distribution paid after receipt of an investor’s written election to participate in the plan and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.

Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of trustees authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Your distribution amount will purchase shares at a per share price equivalent to the net asset value per share at the reinvestment date pursuant to the effective registration statement at the time of purchase. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you are a registered shareholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying [    ], the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional shares of stock, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt-in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase the Fund’s gross assets on which the management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.

For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Tax Matters.” Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Corporate Capital Trust II - T at 866-650-0650.

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SHARE REPURCHASE PROGRAM

During the term of this offering, we do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

Beginning no later than four full calendar quarters after the date that we satisfy the minimum offering requirement, and subject to the discretion of the board of trustees, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly tender offers, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, in accordance with the requirements of Rule 13e-4 under the Exchange Act and the 1940 Act, to allow our shareholders to tender their shares at a price approximately equal to the estimated net asset value per share on the last date of the prior quarter. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares.

At the discretion of our board of trustees, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with cash on hand and cash from the sale of our investments as of the end of the applicable period to repurchase shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may tender all of the shares of our common stock that you own. We do not have any provision to repurchase any shares of any shareholder under the circumstances of death or disability of such shareholder.

Since the Company’s assets will primarily consist of Fund shares, the Company will likely be required to liquidate a portion of Fund shares in order to repurchase the Company’s shares. Consequentially, although the Company expects the Fund to quarterly offer to repurchase Fund shares, it is not obligated to do so and may limit the Company’s ability to conduct a meaningful share repurchase program if the Fund does not simultaneously conduct a repurchase offer for its shares.

To the extent that the number of shares of our common stock tendered to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibit distributions that would cause a trust to fail to meet statutory tests of solvency. The limitations and restriction described above may prevent us from accommodating all repurchase requests made in any year. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase shares on such terms as may be determined by our board of trustees in its complete and absolute discretion unless, in the judgment of our independent trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

The Company will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the board of trustees determines to be fair to the Company and to all shareholders. When the board of trustees determines that the Company will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Company’s net asset value per share by contacting us during the period. If a repurchase offer is oversubscribed by shareholders who tender shares, the Company will repurchase a pro rata portion of the shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of shares from shareholders by the Company will be paid in cash. Repurchases will be effective after receipt and acceptance by the Company of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Company does not impose any charges in connection with repurchases of shares.

Our assets will consist primarily of our interest in the Fund. Therefore, in order to finance our repurchase of shares, we will seek to liquidate a portion of our interest in the Fund each quarter. Thus, each of our quarterly repurchase offers will be conducted in parallel with similar repurchase offers made by the Fund. Our board of trustees also serves as the Board of Trustees for the Fund and we expect that the Fund will conduct quarterly repurchase offers in order to permit us (and any other feeder fund) to meet our (and its) quarterly repurchase obligations. We cannot make a repurchase offer larger than that

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made by the Fund, and we expect that each quarterly repurchase offer by the Fund will generally apply to up to 2.5% of the Fund’s average number of shares outstanding in the prior four calendar quarters (or such fewer calendar quarters during the Fund’s first year). The Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any quarterly repurchase offer.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than our Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. Our Advisors intend to take measures, subject to policies as may be established by the Fund’s board of trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

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ADDITIONAL INFORMATION

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, but only in permitted jurisdictions and only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will submit all supplemental sales materials to the SEC, or with FINRA as permitted by regulation, for review prior to distributing such materials. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading our prospectus. The sales materials expected to be used in permitted jurisdictions include:

•	investor sales promotion brochures;
•	cover letters transmitting the prospectus;
•	brochures containing a summary description of the offering;
•	fact sheets describing the general nature of our business and our investment objective;
•	flyers describing our recent investments;
•	broker updates;
•	online investor presentations;
•	third-party article reprints;
•	website material;
•	electronic media presentations; and
•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by CNL or its affiliates with the exception of any third-party article reprints. In certain jurisdictions, some or all of such sales materials may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in such sales materials.

We are offering shares in this offering only by means of this prospectus. Although we do not expect that the information contained in our supplemental sales materials will conflict with any of the information contained in this prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus or the registration statement of which this prospectus is a part.

Reports to Shareholders

Within 45 days after the end of each fiscal quarter, we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K and then intend to provide a copy of our annual report on Form 10-K to all shareholders of record as of the end of each fiscal year shortly after filing it with the SEC. We will also file with or submit to the SEC current reports on Form 8-K, proxy statements and other information meeting the informational requirements of the Exchange Act. These reports, including communications with shareholders, should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which this prospectus is a part. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.corporatecapitaltrustII.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at Shareholder Services, Corporate Capital Trust II - T, 450 S. Orange Ave., Orlando, FL 32801. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

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Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information electronically by registering your attention at [www.corporatecapitaltrustII.com/gopaperless]. Unless you elect to receive such documents and information electronically, they will be provided in paper form by U.S. mail. You must have Internet access to use electronic delivery. While we impose no additional charge for this service, there could be costs associated with electronic delivery, such as on-line access charges. In addition, all such documents and information may be accessed and printed from our website. As documents and information become available, if we have your e-mail address on record, we will notify you by sending you an e-mail message, which will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending paper copies by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you paper copies of all documents that we are required to provide to you. However, in order for us to be properly notified, your revocation must be given to us within a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to this code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is included as an exhibit to our registration statement for this offering. A copy of our code of ethics is also available on our website: www.corporatecapitaltrustII.com. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

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TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences to a shareholder who purchases our common stock pursuant to this offering. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities (including S corporations), persons holding our shares of common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or shareholders who contribute assets to us in exchange for our shares. This discussion assumes that the shareholders hold their shares of common stock as capital assets for U.S. federal income tax purposes. No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the Internal Revenue Service, or the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our shareholders. shareholders are urged to consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences of investing in our shares.

Taxation of the Company

Beginning with our taxable year ending December 31, 2015, we intend to elect to be treated, and we intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify as a RIC, we must: (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or QPTP (the “Income Test”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs (the “Asset Diversification Test”).

In addition, as a RIC, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. In this prospectus, we refer to this distribution requirement as the Annual Distribution Requirement. A RIC can elect to treat as paid, during the taxable year, certain dividends actually paid by the RIC in the subsequent taxable year. Such dividends commonly are referred to as spillover dividends. This election affects only the tax treatment of the RIC. The shareholders generally are taxed on distributions in the year of actual distribution of such distributions. Any distribution taxable as a dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our shareholders on December 31 of the year in which the dividend was declared.

As a RIC, in any fiscal year with respect to which we distribute at least 90% of the sum of our: (i) “investment company taxable income,” (as defined above), determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains distributed to our shareholders. We intend to distribute, in cash and/or our own shares, annually, all or substantially all of such income. To the extent we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount each shareholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the shareholder, and the U.S. shareholders will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the shareholder’s cost basis for his, her or its common stock. Since we expect to pay tax on retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently

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payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that we have paid. For federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of:

1.	at least 98% of our ordinary taxable income (taking into account certain deferrals and elections) for the calendar year;
2.	at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and
3.	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We will invest substantially all of our assets in the Fund. The Fund’s failure to qualify as a RIC would have an adverse effect on our qualification as a RIC. Distributions by the Fund and redemptions of Fund shares may result in taxable distributions to our shareholders of ordinary income or capital gains. If Fund shares are purchased by us within 30 days before or after redeeming at a loss other of our Fund shares, all or a part of the loss will not be deductible by us and instead will increase our basis for our newly purchased Fund shares. As a result of these and other factors, the use of the fund of funds structure by us could therefore affect the amount, timing and character of distributions to shareholders. Distributions received from the Fund will not qualify for the dividend received deductions.

If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and distributions generally will be taxable to the shareholders as qualified dividends to the extent of our current and accumulated earnings and profits. If we fail to satisfy the Asset Test or the Income Diversification Test, we may be permitted to avoid disqualification as a RIC under certain cure provisions, which, in general, are limited to failures due to reasonable cause and not willful neglect.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a regular corporation for a particular year would be in our best interests.

Taxation of U.S. Shareholders

For purposes of this discussion, a “U.S. shareholder” is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes: (1) a person who is a citizen or resident of the U.S., (2) a domestic corporation (or other entity taxable as a corporation for U.S. federal income tax purposes), (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if: (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. A “Non-U.S. shareholder” is a holder or beneficial owner of shares that is neither a U.S. shareholder nor a partnership or other entity classified as a partnership for U.S. tax purposes. If a partnership or other entity classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. shareholders are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

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Distributions we pay to our shareholders from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses, which together we refer to in this prospectus as “ordinary income dividends,” are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses, which we refer to in this prospectus as “capital gain dividends,” including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The reduction in the tax basis of shares by the amount of any return of capital distributions, which will generally result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares. Generally, shareholders subject to IRS reporting will be provided with a written notice reporting the amount of any ordinary income dividends and capital gain dividends or other distributions as promptly as practicable after the close of the taxable year.

In the event that we retain net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a U.S. shareholder would be increased by an amount equal to the difference between: (i) the amount included in the U.S. shareholder’s income as long-term capital gains and (ii) the U.S. shareholder’s proportionate share of the corporate tax paid by us.

If, in January of any year, we pay our shareholders a dividend that was declared during the final calendar quarter of the preceding year to our shareholders of record as of a specified date in such calendar quarter, then the dividend will be treated for tax purposes as being paid by us and received by our shareholders on December 31 of such preceding year (i.e. , the year in which the dividend was declared). Dividends and other taxable distributions are taxable to our shareholders even if they are reinvested in additional shares of our common stock. In addition, to the extent that a shareholder purchases additional shares within the Distribution Reinvestment Plan at a discount to fair market value of the shares, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount. A shareholder designating a distribution for reinvestment will be taxed on the amount of such distribution as ordinary income to the extent such distribution is from current or accumulated earnings and profits, unless we have designated all or a portion of the distribution as a capital gain dividend or as a return of capital. In that event, such designated portion of the distribution will be taxed as long-term capital gain or as a return of capital, respectively. Any stock received in a purchase under our Distribution Reinvestment Plan will have a holding period for tax purposes commencing on the day following the day on which shares are credited to your account. If you are purchasing our shares pursuant to a volume discount or any other reduction in up-front selling commissions or other fees, as set forth elsewhere in this prospectus, you should consult with your own tax advisor before electing to participate in the Distribution Reinvestment Plan.

A U.S. shareholder will realize gain or loss on the sale or exchange of our shares of common stock in an amount equal to the difference between the shareholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain or loss recognized by a U.S. shareholder on the sale or other disposition of our shares of common stock will result in capital gain or loss to such shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss realized by a shareholder upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

The repurchase or transfer of our shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Federal law requires us to report our shareholders’ cost basis, gain/loss, and holding period to the IRS on Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of our shares acquired by non-tax exempt shareholders, including those acquired through our Distribution Reinvestment Plan, will be considered covered securities. We have chosen FIFO (first-in, first-out) as our standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way we will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. Our standing tax lot identification method is the method covered securities will be reported on your Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than our standing method and will be able to do so from the time you are admitted as a shareholder up through and until the sale of the covered securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, we are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. We are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” We encourage you to refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

As required by the Internal Revenue Code, we will send each of our shareholders subject to IRS reporting, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the “qualified dividend income” rate). Distributions may be subject to additional state, local and foreign taxes depending on a shareholder’s particular situation.

If a shareholder recognizes a loss with respect to our shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

We may be required to withhold federal income tax, which we refer to in this prospectus as backup withholding (currently, at a rate of 28%), from all taxable distributions to any non-corporate U.S. shareholder: (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is typically his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

We will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of our common stock and our preferred stock collectively being held by at least 500 persons at all times during a taxable year, (ii) shares of our common stock being treated as regularly traded on an established securities market or (iii) shares of our common stock being continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended. If we are not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management and incentive fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from us in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax consequences of an investment in our shares.

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Fund Investments

Certain of the investment practices of the Fund are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, borrow money, or dispose of securities to mitigate the effect of these rules and prevent the Fund’s disqualification as a RIC.

Investments made by the Fund in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to our shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income to its shareholders (including us) each year to maintain its qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining its RIC status and avoiding U.S. federal income and excise taxes. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, distribute its own shares, or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources and fails to qualify as a RIC, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to its shareholders (including us) their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and the U.S. Treasury regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain its status as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Furthermore, under certain circumstances, an investment in a passive investment company could result in a tax imposed on the Fund and/or an increase in the amount of taxable distributions by the Fund to its shareholders (including us).

The Fund may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions to endeavor to prevent its disqualification as a RIC. In order to ensure that such income does not disqualify the Fund as a RIC, the Fund may be required to recognize such income indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Any such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

Taxation of Non-U.S. Shareholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax and state, local and foreign tax consequences of acquiring, owning or disposing of shares of our common stock before investing in our commons stock.

Distributions of our “investment company taxable income” to Non-U.S. shareholders, shareholder will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with

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applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States or, in the case of an individual Non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common share that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an applicable IRS Form W-8 (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax and state, local and foreign tax consequences of acquiring, owning or disposing of shares of our common stock.

FATCA

Effective July 1, 2014, under the Foreign Account Tax Compliance Act (FATCA), we are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed non-compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

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LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Dechert LLP.

EXPERTS

The balance sheet of Corporate Capital Trust II – T as of [   ], 2014 has been audited by [   ], independent registered public accounting firm, as stated in their report appearing in the registration statement. This financial statement is included in the registration statement in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

SHAREHOLDER PRIVACY NOTICE

We collect nonpublic personal information about our shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes a shareholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;
•	transaction history of a shareholder’s account; and
•	service providers.

We will not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:

•	Our service providers, including our Advisors, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.
•	Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.
•	Government officials or other persons unaffiliated with us, to the extent required by federal or Delaware law or our declaration of trust, including in accordance with subpoenas, court orders, and requests from government regulators.

If you decide to close your account(s), we will adhere to the practices described in this notice.

If you invest in our common stock through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.

We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

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CORPORATE CAPITAL TRUST II -T

A Business Development Company

For More Information:

Contacting us: You can request free copies of this prospectus and discuss your questions about us by contacting us at:

Corporate Capital Trust II - T

450 S. Orange Avenue

Orlando, FL 32801

866-650-0650

For questions about our investment management, please contact:

CNL Fund Advisors Company

450 S. Orange Avenue

Orlando, FL 32801

866-745-3797

Securities and Exchange Commission Information: You can also review our filings and the prospectus on the SEC’s website at www.sec.gov/edgar/searchedgar/companysearch.html or at the Public Reference Room of the SEC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

E-mail address: publicinfo@sec.gov

SEC File No. [   ]

Managing Dealer: CNL Securities Corp., member FINRA/SIPC

Part C: Other Information

Item 25. Financial Statements and Exhibits

1. Financial Statements

Financial statements to be filed by pre-effective amendment.

2. Exhibits

(a)	Certificate of Trust of the Registrant
(b)	Declaration of Trust of the Registrant*
(d)	Form of Subscription Agreement*
(e)	Distribution Reinvestment Plan*
(h)(1)	Form of Dealer Manager Agreement*
(h)(2)	Form of Selected Dealer Agreement*
(j)	Master Custodian Agreement*
(k)(1)	Escrow Agreement*
(k)(2)	Administrative Services Agreement by and between Registrant and CNL Fund Advisors Company*
(k)(3)	Form of Intellectual Property License Agreement by and between the Registrant and CNL Intellectual Properties, Inc.*
(l)	Opinion of Dechert LLP *
(n)(1)	Consent of Dechert LLP (incorporated by reference to exhibit l hereto)*
(n)(2)	Consent of [Independent Registered Accounting Firm]*
(n)(3)	Consent of [Thomas K. Sittema] to being named as a trustee nominee*
(n)(4)	Consent of [Erik A. Falk] to being named as a trustee nominee*
(r)(1)	Code of Ethics of the Registrant*
(r)(2)	Code of Ethics of CNL Fund Advisors Company *
(r)(3)	Code of Ethics of KKR Asset Management LLC*

___________

* To be filed by pre-effective amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$91,480.20
FINRA filing fee	225,500.00
Accounting fees and expenses	250,000.00
Due diligence expense reimbursement	750,000.00
Sales and advertising expenses	2,310,519.80
Blue sky fees and expenses	500,000.00
Legal fees and expenses	1,725,000.00
Printing and engraving	500,000.00
Miscellaneous fees and expenses	750,000.00
Total	$7,102,500.00

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Item 28. Persons Controlled by or Under Common Control

Immediately prior to this offering, CNL owns 50% of the outstanding common stock of the Registrant and KKR owns 50% of the outstanding common stock of the Registrant. Following the completion of this offering, the share ownership positions of our Advisors are each expected to represent less than 1% of the Registrant’s outstanding common stock.

See “Management” and “Discussion of Expected Operating Results” in this Registration Statement.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at [   ], 2014.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	2

Item 30. Indemnification

Indemnification of our Advisors

The Investment Advisory Agreement provides that CNL and KKR and each of its officers, trustees, persons associated with each advisor, stockholders (and owners of the stockholders), controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of such advisor’s duties or obligations under the Investment Advisory Agreement or the Sub-Advisory Agreement, as applicable, or otherwise as our investment adviser, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in such advisor’s performance of such duties or obligations, or such advisor’s reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of our declaration of trust, the 1940 Act, the laws of the State of Delaware and other applicable law.

Limitation on Liability of Trustees and Officers

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our declaration of trust provides that our trustees will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. Our declaration of trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our trustees and officers in order to effect the foregoing. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our declaration of trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a trustee, officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisors or any of their affiliates acting as an agent of the Company (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) in the case that the Indemnitee is an Advisor or an affiliate of an Advisor, or an officer of the Company, an Advisor or an affiliate of an Advisor, such liability or loss was not the result of negligence or misconduct, (iv) in the case that the Indemnitee is a trustee of the Company (and not also an officer of the Company, either of the Advisors or an affiliate of either Advisor), such liability or

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loss was not the result of gross negligence or willful misconduct and (v) such indemnification or agreement to hold harmless is recoverable only out of assets of the Company and not from the stockholders.

In addition, Delaware law permits a trust to advance reasonable expenses to a trustee or officer, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Company’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former trustees or officers of an Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former trustees or officers of the Advisors to serve another entity as a trustee, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which CNL, and each director or executive officer of CNL, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of officer, employee, or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management – Board of Trustees.” Additional information regarding CNL is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC No. 801-39197, IARD /CRD# 107117).

A description of any other business, profession, vocation, or employment of a substantial nature in which KKR, and each director or executive officer of KKR, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of officer, employee, or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management – Board of Trustees.” Additional information regarding KKR is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC No. 801-69633, IARD/CRD# 146629).

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

(a)	the registrant, Corporate Capital Trust II - T., 450 S. Orange Avenue, Orlando, Florida 32801;
(b)	the investment adviser, CNL Fund Advisors Company, 450 S. Orange Avenue, Orlando, Florida 32801;
(c)	the sub-adviser, KKR Asset Management, LLC, 555 California Street, San Francisco, California 94104;
(d)	the administrator, CNL Fund Advisors Company, 450 S. Orange Avenue, Orlando, Florida 32801; and
(e)	a sub-administrator, CNL Capital Markets Corp., 450 S. Orange Avenue, Orlando, Florida 32801.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

We hereby undertake:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;
(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement
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(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(3)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and
(5)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d), or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than a prospectus filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(6)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.
(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;
(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(7)	to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orlando, and the State of Florida, on the 25th day of September 2014.

By:	/s/ Thomas K. Sittema
	Name:	Thomas K. Sittema
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on September 25, 2014. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title

/s/ Thomas K. Sittema	Chief Executive Officer
Thomas K. Sittema	(Principal Executive Officer)

/s/ Paul S. Saint-Pierre	Chief Financial Officer
Paul S. Saint-Pierre	(Principal Financial and Accounting Officer)

/s/ Thomas K. Sittema	Trustee
Thomas K. Sittema

/s/ Erik A. Falk	Trustee
Erik A. Falk